THIS FINAL TERM SHEET IS PROVIDED FOR INFORMATION PURPOSES ONLY, AND DOES NOT CONSTITUTE AN OFFER TO SELL, NOR A SOLICITATION OF AN OFFER TO BUY, THE REFERENCED SECURITIES. IT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY REQUIRE TO MAKE A FULL ANALYSIS OF THE TRANSACTION. ALL AMOUNTS ARE APPROXIMATE AND SUBJECT TO CHANGE. THE INFORMATION CONTAINED HEREIN SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR INFORMATION TERM SHEET FOR THIS TRANSACTION. IN ADDITION, THE INFORMATION CONTAINED HEREIN MAY BE SUPERSEDED BY INFORMATION CONTAINED IN TERM SHEETS CIRCULATED AFTER THE DATE HEREOF AND IS QUALIFIED IN ITS ENTIRETY BY INFORMATION CONTAINED IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. AN OFFERING MAY BE MADE ONLY THROUGH THE DELIVERY OF THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------------
                          $1,660,000,000 (APPROXIMATE)
                                  ContiMortgage
                          Home Equity Loan Trust 1997-5
                                 Home Equity ABS
---------------------------------------------------------------------------
                             Computational Materials

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless other wise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately be telephone and return the original to such party by mail


                  CONTIMORTGAGE HOME EQUITY LOAN TRUST
                     1997-5 Computational Materials
----------------------------------------------------------------------------------------------------------------------------------
              Class                                   Expected
              Size                                    Ratings                              Final
              ($                                    (Moody's/Fitch/       Average          Scheduled    Payment
 CLASS(2)    millions)        Tranche Type             S&P)               Life (3,4)       Payment      Window (3,4)    Day
                                                                                            Date                        Count
==================================================================================================================================
  A-1       103.34     Fixed [Money Market (2a-7)]  P-1/A-1+/F-1+      0.22 years MAT     12/15/98  1/98-5/98/5 mo.    Actual/360
  A-2          675     Floater Seq. PAC               Aaa/AAA/AAA      1.47 years/MAT     10/15/12  5/98-10/0/30mo.    Actual/360
  A-3           63     Fixed Seq. PAC                 Aaa/AAA/AAA      3.08 years/MAT      7/15/14  10/00-5/01/8 mo.       30/360
  A-4          140     Fixed Seq. PAC                 Aaa/AAA/AAA      4.01 years/MAT      6/15/19  5/01-10/02/18mo.      30/360
  A-5           40     Fixed Seq. PAC                 Aaa/AAA/AAA      5.10 years/MAT     12/15/20  10/02-6/03/9 mo.       30/360
  A-6       115.54     Fixed Seq. PAC                 Aaa/AAA/AAA      7.31 years/MAT      3/15/24  6/03-9/09/ 76 mo.     30/360
  A-7          130     Floater Seq. PAC               Aaa/AAA/AAA      1.25 years/MAT/CALL 10/15/12  5/98- 4/00/24 mo.  Actual/360
  A-8       109.52     Floater Seq. PAC               Aaa/AAA/AAA      4.43 years MAT      3/15/24  4/00-9/09/ 114 mo MAT Actual/360
                                                                       4.27 years CALL              4/00-3/05/60 mo. CALL
 A-9       35.605      Floater Seq. Companion         Aaa/AAA/AAA      1.25 years/MAT/CALL 11/15/24 5/98-1/01/33 mo.     Actual/360
 A-10     194.875      Auction Rate Seq.              Aaa/AAA/AAA      7.54 years/MAT       1/15/29 1/01-10/12/142 mo.   Actual/360
   B       53.120      Companion(5)                   Baa3/BBB/BBB-    5.05 years/MAT       1/15/29 1/01-2/07/ 74 mo.        30/360
 A-11IO       ---      Fixed Subordinate              Aaa/AAA/AAAr                                                           30/360
                       Interest Only(6)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL   $1,660             --                           --                    --            --   --Home                 --
                                                                                                     Equity
                                                                                                     Loans--
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
  CLASS(2)        Price            Coupon               Benchmark /              Spread              Yield
                                                           Yield
===================================================================================================================
    A-1          100-00           5.90625%              3 M LIBOR / 5.90625%       +0               5.90625%
    A-2          100-00           1 M LIBOR + 17        1 M LIBOR / 5.96875%       +17              6.13875%
    A-3          100-00           6.40%                 3 Year/ 5.795%             +60              6.395%
    A-4          99-31+           6.58%                 6 1/8% 12/01/5.900%        +70              6.600%
    A-5          99-30+           6.63%                 5 3/4% 10/02/ 5.871%       +80              6.671%
    A-6          100-00           6.87%                 7 1/2% 2/05 / 5.941%       +98              6.921%
    A-7          100-00           1 M LIBOR + 20        1 M LIBOR / 5.96875%       +20              6.16875%
    A-8          100-00           1 M LIBOR + 30        1 M LIBOR / 5.96875%       +30              6.26875%
    A-9          100-00           1 M LIBOR + 25        1 M LIBOR / 5.96875%       +25              6.21875%
    A-10         100-00           TBD                       NA                      NA                  NA
     B           99-31+           7.62%                 5 3/4% 10/02/5.871%        +180             7.671%
   A-11IO        16-27 1/4        25%/ 6.50%            6 M LIBOR / 5.90625%       +64.375          6.550%
-------------------------------------------------------------------------------------------------------------------
   TOTAL                             --                     --                     --                  --
-------------------------------------------------------------------------------------------------------------------

(1) The information presented is based on a representative cut-off pool as of the 11/18/97 statistical calculation date.
(2) All Classes are backed by the cashflows from the fixed and adjustable rate collateral on a combined basis.
(3)     See "Pricing Prepayment Speed" below.
(4)     Fixed Rate tranches are priced to maturity; Class A-7, A-8 and A-9
        Certificates are priced to call. The WAL of Class A-7 and A-9
        Certificates does not change when run to maturity. The spread to LIBOR of the Floating Rate Class A-7, A-8 and A-9 Certificates doubles after the clean-up call date.
(5) The pass-through rate on the Class A-10 Certificates will be determined pursuant to Auction Procedures. The Auction Rate Companions will be
        Merrill Lynch sole managed.
(6)     Greenwich sole managed.

SELLER AND SERVICER:          ContiMortgage Corporation.

TRUSTEE:                      Manufacturers and Traders Trust Company.

MANAGERS:                     GREENWICH CAPITAL MARKETS (lead manager), Bear
                              Stearns & Co. Inc., ContiFinancial Services
                              Corporation, Credit Suisse First Boston, Merrill
                              Lynch & Co., Morgan Stanley Dean Witter, Nomura
                              Securities Corp. (co-managers).

FIXED RATE CERTIFICATES:      All the triple-A Fixed Rate Certificates with the
                              exception of the Class A-1 [Money Market (2a-7)] will be Planned Amortization Class ("PAC")
                              Certificates. The PAC classes will pay principal according to the amortization schedule specified below. The triple-B Fixed Rate Certificates will not be a PAC class and will provide credit support to the triple-A Fixed and Floating Rate
                              Certificates.


FLOATING RATE CERTIFICATES:   The Class A-2, A-7 and A-8 triple-A Floating Rate
                              Certificates will be Planned Amortization Class
                              ("PAC") Certificates. The PAC classes will pay principal according to the amortization schedule specified below. The Class A-9 and A-10 Floating
                              Rate Certificates will be triple-AAA rated and will be companions to the PAC classes in terms of principal repayment.

GRANTOR TRUST CERTIFICATES:   ContiMortgage Home Equity Loan Trust 1997-5 will
                              issue a $675m fixed rate sequential PAC regular
                              REMIC interest Certificates. The Class A-2 REMIC
                              Certificates will be deposited into ContiMortgage
                              Grantor Trust, Series 1997-A (the "Grantor
                              Trust"). Simultaneously to the deposit of the Class A-2 REMIC Certificates NatWest Markets will enter into a swap agreement with, and MBIA will issue an insurance policy for, the Grantor Trust.
                              Under the NatWest Swap Agreement, NatWest Markets will be entitled to receive the fixed rate coupon of the Class A-2 REMIC Certificates and be obligated to pay a floating rate of interest on the outstanding principal balance of the Class A-2
                              REMIC Certificates. The Grantor Trust will issue
                              Class A Certificates with a principal balance equal to the Class A-2 REMIC Certificate balance with a floating rate coupon equal to One Month
                              LIBOR plus 1_ basis points. (See Grantor Trust
                              Term Sheet and diagram)

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

PRICING                       130% of the prepayment assumption ("PPC") will be
PREPAYMENT                    applied to the Fixed Rate Group for pricing
SPEED:                        purposes. 100% PPC describes prepayments starting
                              at 4.0% CPR in month 1, increasing by 1.455% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter. 30% CPR will be applied to the Adjustable Rate Group for pricing purposes.

PRICING DATE:                 December 5, 1997.

CUT-OFF DATE:                 Close of Business December 15, 1997.

EXPECTED
SETTLEMENT:                   December 23, 1997 through DTC, Euroclear or CEDEL.

BEGINNING ACCRUAL PERIOD:     Fixed Rate Certificates, Class A-11IO: December
                              16, 1997. Floating Rate Certificates: December 23,
                              1997.

FIRST PERIOD # DAYS
INTEREST DISTRIBUTION:        Fixed Rate Certificates, Class A-11IO: 15 days.
                              Floating Rate Certificates: 23 days.

DISTRIBUTION DATES:           The 15th of each month, beginning January, 1998.

OPTIONAL CALL:                10% Clean-up call (10% of original aggregate loan
                              balances).

NET AVAILABLE FUNDS CAP:      The Pass-Through Rate with respect to the Floating
                              Rate Certificates [and the Class A-3 through A-6 and B Fixed Rate Certificates] may on any payment date equal the lesser of (x) the Pass-Through Rate for such Class and (y) the weighted average Coupon
                              Rate of the Home Equity Loans, less the sum of (i) an amount, expressed as an annual percentage rate of the outstanding aggregate Loan Balance of the Home Equity Loans, equal to the sum of the Servicing Fee, the Trustee Fee, the Certificate
                              Insurer Premium, the Auction Agent Fee and the
                              Broker-Dealer Fee (for the A-10 only), (ii) 0.50% per annum and (iii) for the first 6 Payment Dates the product of (a) 25% per annum and (b) the Class
                              A-11IO Notional Principal Amount divided by the aggregate pool balance, for the 7th through 18th
                              Payment Dates the product of (a) 6.5% per annum and (ii) the Class A-11IO Notional Principal
                              Amount divided by the aggregate pool balance.

TAX STATUS:                   REMIC (except for the Class A-2 Certificates which
                              will be Grantor Trust Certificates).

ERISA ELIGIBILITY:            The Class A certificates are ERISA eligible.

SMMEA Eligibility:            None of the offered certificates are SMMEA
                              eligible.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

TRANSACTION STRUCTURE OVERVIEW

* Principal and interest from the Fixed Rate Loan Group and Adjustable Rate Loan Group will be combined to pay principal and interest on the Class A and Class B Certificates.

*    MBIA will wrap the Class A Certificates only (Class A-1 - A-10, A-11IO).

*    Class A-1 will be a [Money Market (2a-7)] eligible security.

* The Class A-2 through Class A-8 Certificates will be Planned Amortization Class ("PAC") Certificates.
      1. The Class A-2 through A-6 PAC Certificates will pay principal sequentially according to the amortization schedule below. The Class A-7 and A-8 PAC Certificates will also pay principal sequentially according to the amortization schedule below.
      2.   The PAC prepayment bands are:
              FRMs - 125% PPC to 175% PPC
              ARMs - 28% CPR to 38% CPR

* The Class A-9 and Class A-10 Certificates will be sequential companion bonds.

* The Pass-Through Rate on the Class A-10 Certificates will be determined pursuant to monthly Auction Rate Procedures.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

PAC SCHEDULE


         --------------------------------------------------------------------------------------------------------------------------
Period     Class A-2           Class A-3        Class A-4         Class A-5        Class A-6          Class A-7        Class A-8
         --------------------------------------------------------------------------------------------------------------------------
   0     675,000,000.00      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
   1     675,000,000.00      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
   2     675,000,000.00      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
   3     675,000,000.00      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
   4     675,000,000.00      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     130,000,000.00   109,520,000.00
   5     661,423,538.01      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     126,853,692.96   109,520,000.00
   6     636,416,485.47      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     121,058,378.58   109,520,000.00
   7     606,881,566.43      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     114,213,743.82   109,520,000.00
   8     576,395,467.75      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00     107,148,675.85   109,520,000.00
   9     544,949,856.92      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      99,861,243.62   109,520,000.00
  10     512,793,288.24      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      92,409,048.90   109,520,000.00
  11     481,493,920.66      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      85,155,508.13   109,520,000.00
  12     453,926,299.70      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      78,766,789.19   109,520,000.00
  13     427,093,984.54      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      72,548,475.32   109,520,000.00
  14     400,935,215.95      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      66,486,253.97   109,520,000.00
  15     375,433,080.83      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      60,576,205.58   109,520,000.00
  16     350,571,665.84      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      54,814,642.30   109,520,000.00
  17     326,334,803.02      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      49,197,817.23   109,520,000.00
  18     302,706,665.36      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      43,722,062.51   109,520,000.00
  19     279,671,891.42      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      38,383,818.17   109,520,000.00
  20     257,215,629.06      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      33,179,642.27   109,520,000.00
  21     235,323,415.04      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      28,106,182.99   109,520,000.00
  22     213,981,157.64      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      23,160,174.62   109,520,000.00
  23     193,195,749.06      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      18,343,214.40   109,520,000.00
  24     172,932,119.06      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00      13,647,174.91   109,520,000.00
  25     153,177,232.83      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00       9,069,035.36   109,520,000.00
  26     133,918,380.77      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00       4,605,850.34   109,520,000.00
  27     115,143,170.38      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00         254,747.92   109,520,000.00
  28      96,839,518.34      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00               0.00   105,532,927.83
  29      78,995,642.76      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00               0.00   101,397,659.65
  30      61,600,055.71      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00               0.00    97,366,281.08
  31      44,641,555.84      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00               0.00    93,436,196.23
  32      28,109,221.22      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00               0.00    89,604,873.99
  33      11,992,402.40      63,000,000.00    140,000,000.00    40,000,000.00    115,540,000.00               0.00    85,869,846.37
  34               0.00      59,280,715.58    140,000,000.00    40,000,000.00    115,540,000.00               0.00    82,228,706.96
  35               0.00      43,966,796.11    140,000,000.00    40,000,000.00    115,540,000.00               0.00    78,679,749.02
  36               0.00      29,161,631.39    140,000,000.00    40,000,000.00    115,540,000.00               0.00    75,248,693.57
  37               0.00      29,161,631.39    140,000,000.00    40,000,000.00    115,540,000.00               0.00    75,248,693.57
  38               0.00      26,790,109.62    140,000,000.00    40,000,000.00    115,540,000.00               0.00    74,699,100.04
  39               0.00      14,815,923.64    140,000,000.00    40,000,000.00    115,540,000.00               0.00    71,924,115.98
  40               0.00       3,283,897.99    140,000,000.00    40,000,000.00    115,540,000.00               0.00    69,251,601.34
  41               0.00               0.00    132,177,764.51    40,000,000.00    115,540,000.00               0.00    66,677,786.01
  42               0.00               0.00    121,481,852.45    40,000,000.00    115,540,000.00               0.00    64,199,038.35
  43               0.00               0.00    111,181,066.50    40,000,000.00    115,540,000.00               0.00    61,811,860.06
  44               0.00               0.00    101,260,865.69    40,000,000.00    115,540,000.00               0.00    59,512,881.31
  45               0.00               0.00     91,707,243.06    40,000,000.00    115,540,000.00               0.00    57,298,856.03
  46               0.00               0.00     82,506,706.07    40,000,000.00    115,540,000.00               0.00    55,166,657.35
  47               0.00               0.00     73,646,257.69    40,000,000.00    115,540,000.00               0.00    53,113,273.26
  48               0.00               0.00     65,113,378.25    40,000,000.00    115,540,000.00               0.00    51,135,802.35
  49               0.00               0.00     56,896,007.92    40,000,000.00    115,540,000.00               0.00    49,231,449.79
  50               0.00               0.00     48,982,529.83    40,000,000.00    115,540,000.00               0.00    47,397,523.41
  51               0.00               0.00     41,361,753.82    40,000,000.00    115,540,000.00               0.00    45,631,429.91
  52               0.00               0.00     34,022,900.77    40,000,000.00    115,540,000.00               0.00    43,930,671.28
  53               0.00               0.00     26,955,587.54    40,000,000.00    115,540,000.00               0.00    42,292,841.23
  54               0.00               0.00     20,149,812.44    40,000,000.00    115,540,000.00               0.00    40,715,621.92
  55               0.00               0.00     13,595,941.20    40,000,000.00    115,540,000.00               0.00    39,196,780.61
  56               0.00               0.00      7,284,693.53    40,000,000.00    115,540,000.00               0.00    37,734,166.64
  57               0.00               0.00      1,207,130.09    40,000,000.00    115,540,000.00               0.00    36,325,708.34
  58               0.00               0.00              0.00    35,358,013.66    115,540,000.00               0.00    34,970,191.99
  59               0.00               0.00              0.00    29,725,468.72    115,540,000.00               0.00    33,664,865.48
  60               0.00               0.00              0.00    24,301,515.24    115,540,000.00               0.00    32,407,879.45
  61               0.00               0.00              0.00    19,078,466.41    115,540,000.00               0.00    31,197,452.52
  62               0.00               0.00              0.00    14,048,917.86    115,540,000.00               0.00    30,031,868.73
  63               0.00               0.00              0.00     9,205,737.33    115,540,000.00               0.00    28,909,475.21
  64               0.00               0.00              0.00     4,542,054.63    115,540,000.00               0.00    27,828,679.81
  65               0.00               0.00              0.00        51,252.10    115,540,000.00               0.00    26,787,948.90
  66               0.00               0.00              0.00             0.00    111,266,955.27               0.00    25,785,805.22
  67               0.00               0.00              0.00             0.00    107,103,023.97               0.00    24,820,825.80
  68               0.00               0.00              0.00             0.00    103,093,543.75               0.00    23,891,639.99
  69               0.00               0.00              0.00             0.00     99,232,817.56               0.00    22,996,927.51
  70               0.00               0.00              0.00             0.00     95,515,357.79               0.00    22,135,416.62

                  CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

PAC SCHEDULE


-----------------------------------------------------------------------------------------------------------------------------
Period    Class A-2          Class A-3        Class A-4          Class A-5    Class A-6           Class A-7   Class A-8
------------------------------------------------------------------------------------------------------------------------------
  71        0.00               0.00              0.00               0.00     91,935,878.59           0.00   21,305,882.35
  72        0.00               0.00              0.00               0.00     88,489,288.45           0.00   20,507,144.73
  73        0.00               0.00              0.00               0.00     85,170,683.08           0.00   19,738,067.24
  74        0.00               0.00              0.00               0.00     81,975,338.54           0.00   18,997,555.09
  75        0.00               0.00              0.00               0.00     78,898,704.61           0.00   18,284,553.79
  76        0.00               0.00              0.00               0.00     75,936,398.41           0.00   17,598,047.63
  77        0.00               0.00              0.00               0.00     73,084,198.29           0.00   16,937,058.24
  78        0.00               0.00              0.00               0.00     70,338,037.86           0.00   16,300,643.25
  79        0.00               0.00              0.00               0.00     67,694,000.36           0.00   15,687,894.97
  80        0.00               0.00              0.00               0.00     65,148,313.08           0.00   15,097,939.07
  81        0.00               0.00              0.00               0.00     62,509,828.49           0.00   14,486,477.66
  82        0.00               0.00              0.00               0.00     59,903,516.66           0.00   13,882,472.19
  83        0.00               0.00              0.00               0.00     57,394,228.07           0.00   13,300,951.59
  84        0.00               0.00              0.00               0.00     54,978,376.14           0.00   12,741,084.67
  85        0.00               0.00              0.00               0.00     52,652,506.31           0.00   12,202,070.86
  86        0.00               0.00              0.00               0.00     50,413,291.19           0.00   11,683,139.02
  87        0.00               0.00              0.00               0.00     48,257,525.85           0.00   11,183,546.44
  88        0.00               0.00              0.00               0.00     46,182,123.39           0.00   10,702,577.74
  89        0.00               0.00              0.00               0.00     44,184,110.56           0.00   10,239,543.86
  90        0.00               0.00              0.00               0.00     42,260,623.58           0.00    9,793,781.14
  91        0.00               0.00              0.00               0.00     40,408,904.17           0.00    9,364,650.35
  92        0.00               0.00              0.00               0.00     38,626,295.63           0.00    8,951,535.82
  93        0.00               0.00              0.00               0.00     36,910,239.10           0.00    8,553,844.52
  94        0.00               0.00              0.00               0.00     35,258,270.02           0.00    8,171,005.32
  95        0.00               0.00              0.00               0.00     33,668,014.63           0.00    7,802,468.08
  96        0.00               0.00              0.00               0.00     32,137,186.61           0.00    7,447,702.98
  97        0.00               0.00              0.00               0.00     30,663,583.94           0.00    7,106,199.69
  98        0.00               0.00              0.00               0.00     29,245,085.73           0.00    6,777,466.70
  99        0.00               0.00              0.00               0.00     27,879,649.28           0.00    6,461,030.63
 100        0.00               0.00              0.00               0.00     26,565,307.20           0.00    6,156,435.53
 101        0.00               0.00              0.00               0.00     25,300,164.63           0.00    5,863,242.29
 102        0.00               0.00              0.00               0.00     24,082,396.58           0.00    5,581,027.95
 103        0.00               0.00              0.00               0.00     22,910,245.39           0.00    5,309,385.20
 104        0.00               0.00              0.00               0.00     21,782,018.21           0.00    5,047,921.71
 105        0.00               0.00              0.00               0.00     20,696,084.64           0.00    4,796,259.64
 106        0.00               0.00              0.00               0.00     19,650,874.45           0.00    4,554,035.11
 107        0.00               0.00              0.00               0.00     18,644,875.33           0.00    4,320,897.63
 108        0.00               0.00              0.00               0.00     17,676,630.80           0.00    4,096,509.68
 109        0.00               0.00              0.00               0.00     16,744,738.14           0.00    3,880,546.16
 110        0.00               0.00              0.00               0.00     15,847,846.40           0.00    3,672,694.01
 111        0.00               0.00              0.00               0.00     14,984,654.53           0.00    3,472,651.71
 112        0.00               0.00              0.00               0.00     14,153,909.50           0.00    3,280,128.88
 113        0.00               0.00              0.00               0.00     13,354,404.57           0.00    3,094,845.85
 114        0.00               0.00              0.00               0.00     12,584,977.59           0.00    2,916,533.31
 115        0.00               0.00              0.00               0.00     11,844,509.33           0.00    2,744,931.86
 116        0.00               0.00              0.00               0.00     11,136,281.03           0.00    2,580,801.94
 117        0.00               0.00              0.00               0.00     10,454,627.46           0.00    2,422,830.63
 118        0.00               0.00              0.00               0.00      9,798,561.41           0.00    2,270,789.16
 119        0.00               0.00              0.00               0.00      9,167,132.11           0.00    2,124,457.19
 120        0.00               0.00              0.00               0.00      8,559,423.88           0.00    1,983,622.51
 121        0.00               0.00              0.00               0.00      7,974,554.86           0.00    1,848,080.75
 122        0.00               0.00              0.00               0.00      7,411,675.76           0.00    1,717,635.10
 123        0.00               0.00              0.00               0.00      6,869,968.65           0.00    1,592,095.99
 124        0.00               0.00              0.00               0.00      6,348,645.80           0.00    1,471,280.88
 125        0.00               0.00              0.00               0.00      5,846,948.62           0.00    1,355,013.96
 126        0.00               0.00              0.00               0.00      5,364,146.51           0.00    1,243,125.93
 127        0.00               0.00              0.00               0.00      4,899,535.91           0.00    1,135,453.72
 128        0.00               0.00              0.00               0.00      4,452,439.25           0.00    1,031,840.32
 129        0.00               0.00              0.00               0.00      4,022,204.00           0.00      932,134.51
 130        0.00               0.00              0.00               0.00      3,608,201.78           0.00      836,190.66
 131        0.00               0.00              0.00               0.00      3,209,827.44           0.00      743,868.52
 132        0.00               0.00              0.00               0.00      2,826,498.20           0.00      655,033.04
 133        0.00               0.00              0.00               0.00      2,457,652.88           0.00      569,554.17
 134        0.00               0.00              0.00               0.00      2,102,751.04           0.00      487,306.66
 135        0.00               0.00              0.00               0.00      1,761,272.23           0.00      408,169.91
 136        0.00               0.00              0.00               0.00      1,432,715.31           0.00      332,027.76
 137        0.00               0.00              0.00               0.00      1,116,597.65           0.00      258,768.38
 138        0.00               0.00              0.00               0.00        812,454.52           0.00      188,284.06
 139        0.00               0.00              0.00               0.00        519,838.41           0.00      120,471.09
 140        0.00               0.00              0.00               0.00        238,318.36           0.00       55,229.61
 141        0.00               0.00              0.00               0.00              0.00           0.00            0.00

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials


CREDIT ENHANCEMENT FOR FIXED AND FLOATING RATE CERTIFICATES

*    CLASS A1-A10 AND A-11IO CREDIT ENHANCEMENT:
     1. Excess cash;
     2. Overcollateralization building up to a requirement of 1.20% of the aggregate original loan balance;
     3. Subordination of Class B certificates, totaling 3.2% of the aggregate original loan balance;
     4. MBIA surety.

*    CLASS B CREDIT ENHANCEMENT:
     1. Excess cash;
     2. Overcollateralization building up to a requirement of 1.20% of the aggregate original loan balance.

EXCESS CASH

Excess cash will equal the difference between the interest payments received on the aggregate home equity loans net of the Servicing Fee, Trustee Fee, Certificate Insurer Fee, Auction Agent Fee and Broker-Dealer Fee (for the Class A-10 only), and Certificate Interest.

OVERCOLLATERALIZATION
     1. Before the Stepdown Date, overcollateralization initially builds to 1.20% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to the MBIA performance triggers);
     2. On and after the Stepdown Date, and so long as no trigger event is in effect, the overcollateralization will step down monthly to 2.58% of the outstanding aggregate loan balance of the Fixed and Adjustable Rate Loan Groups;
     3. The overcollateralization step down will be subject to a floor of 0.50% of the aggregate original loan balance of the Fixed and Adjustable Rate Loan Groups (subject to MBIA trigger events).
     4. There will be no funding of the overcollateralization for the first 6 months of the transaction (until July 15, 1998).

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

INTEREST CASHFLOW PRIORITY
* INTEREST COLLECTIONS (NET OF SERVICING, CERTIFICATE INSURER FEE, TRUSTEE FEE, Auction Agent Fee and Broker-Dealer Fee) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

     1. Current Interest and Carry-over Interest to the Class A Certificates;
     2. Current Interest to the Class B Certificates;
     3. To the overcollateralization to build up to its target amount;
     4. To Monthly Excess Cashflow Amounts.


PRINCIPAL CASHFLOW PRIORITY
*    PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY PRIOR TO THE STEPDOWN DATE (JANUARY 2001) IF NO TRIGGER EVENT IS IN EFFECT:

     1. First to the Class A [Money Market] until the balance is reduced to zero and then sequentially to the PAC bonds, pro rata between Fixed and Floating, to their scheduled balance;
     2. Remaining principal to Class A-9 Floater companion and A-10 Auction Rate Floater companion sequentially until retired;
     3. Remaining principal sequentially to the Class A PAC bonds, pro rata between Fixed and Floating, until retired;
     4.  Remaining principal to Class B Certificate.

*    PRINCIPAL COLLECTIONS (INCLUDING ACCELERATED CASH TO BUILD
     OVERCOLLATERALIZATION) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY ON AND AFTER THE STEPDOWN DATE(JANUARY 2001) IF NO TRIGGER EVENT IS IN EFFECT:

     1. Determine the Triple A Principal Distribution Amount per the Subordination Test (as described below);
     2. First to the Class A [Money Market] until the balance is reduced to zero and then sequentially to the PAC bonds to their scheduled balance to the extent that triple A principal is available;
     3. Remaining Triple A principal to the Class A-9 Floater companion and A-10 Auction Rate Floater companion until retired;
     4.  Sequentially to the Class A PAC bonds until retired.
     5. Non Triple A principal amounts to the Class B Certificates on or after the Step Down Date until retired.
     6.  Monthly Excess Cashflow amounts.

* COLLECTIONS OF PRINCIPAL (INCLUDING ACCELERATED CASH) ON AND AFTER THE STEPDOWN DATE (JANUARY 2001), AND IF NO TRIGGER EVENT IS IN EFFECT WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

         Pay Class A bonds and Class B pro-rata in accordance with enhancement targets, equal to 2.15 times the initial enhancement for each class:

                            TARGETED % OF POOL       TARGET CREDIT ENHANCEMENT
Class A                           90.54%                       9.46%
Class B                            6.88                        2.58
Overcollateralization              2.58
                                 100.00%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials


PRINCIPAL CASHFLOW PRIORITY (CLASS B SUBORDINATED CERTIFICATES):
* The Class B Certificates will not receive payments of principal until on and after the Stepdown Date, or if a trigger event is in effect.

SUBORDINATION TEST (TO DETERMINE TRIPLE A PRINCIPAL DISTRIBUTION AMOUNT):
* Before the Stepdown Date, the Class A Certificates receive 100% of the collateral principal revenues and the excess cash to build to an OC target of 1.20% (based on the aggregate original balance). After the Stepdown Date, the Class A Certificates receive collateral principal to maintain 9.46% credit enhancement.

STEP DOWN DATE:
* The earlier of: (i) the later of (a) the January 2001 Payment Date and (b) the first Payment Date on which the Senior Enhancement Percentage (i.e. the sum of the Subordinated Certificates and OC amount divided by the aggregate of the Fixed and Adjustable Rate Home Equity Loans) is at least 9.46%, and
     (ii) the Payment Date on which the aggregate Class A Balance has been reduced to zero.

SENIOR ENHANCEMENT PERCENTAGE:
* The percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount by (y) the aggregate Loan Balance of the Home Equity Loans as of the last day of the related Remittance
     Period.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS:
* Monthly Excess Cashflow Amounts which equal the sum of Monthly Excess Interest Amounts and Overcollateralization Release Amounts will be allocated in the following priority:

     1. Class A Interest Carry Forward Amount
     2. Extra Principal Distribution Amount
     3. Class B Interest Carry Forward Amount
     4. Unpaid Class B Realized Loss Amortization Amounts
     5. Servicer for any unreimbursed Delinquency Advances or Servicing Advances
     6. Class C Certificates 1Class R Certificates

NOTE: Interest will not accrue or be payable on any written down amounts with respect to the Class B Certificates.

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials



DELINQUENCY TRIGGER:
* After the Stepdown Date, a Delinquency Trigger Event has occurred if on any Payment Date 50% of the 60+ Day Delinquencies (including Bankruptcies, Foreclosures and REO properties) equals or exceeds the Senior Specified Enhancement Percentage (9.46% = 2.15 X 4.40%).
* Upon the occurrence and continuance of a Delinquency Trigger Event, the Class A Certificates will receive 100% of all principal distribution amounts (excluding excess interest).

CUMULATIVE REALIZED LOSS TRIGGER EVENT:
* A Cumulative Realized Loss Trigger Event occurs on any date of determination if the amount of Cumulative Realized Losses expressed as a percentage of the original aggregate loan balance of the Fixed and Adjustable Rate Loan Groups equals or exceeds the following amounts:

Date                                                    Percentages
January 1998-December 1999                              [1.05%]
January 2000-December 2000                              [1.80%]
January 2001-December 2001                              [2.40%]
January 2002-December 2002                              [2.85%]
January 2003 and thereafter                             [3.00%]

* Upon the occurrence and during the continuance of a Cumulative Realized Loss Trigger Event, the overcollateralization amount shall increase to 2.14% of the aggregate original balance of the Fixed and Adjustable Rate Loan Groups

                       CONTIMORTGAGE GRANTOR TRUST 1997-A
                                   TERM SHEET


SECURITIES OFFERED:           Class A Certificates.

ORIGINAL PRINCIPAL AMT.:      $675,000,000.

CLASS A CERTIFICATE RATE:     One Month LIBOR plus 1_ bps subject to a cap of
                              10%.

INTEREST METHODOLOGY:         Actual / 360.

DISTRIBUTION DATES:           The 15th of each month, beginning January 1998.

ACCRUAL PERIOD:               From the preceding Distribution Date (or, in the
                              case of the Initial Distribution Date, from the Closing Date) to, but not including, the subsequent Distribution Date.

CLOSING DATE:                 December 23, 1997.

TRUSTEE:                      Manufacturers and Traders Trust Company  ("M&T").

TRUST ASSETS:                 Class A-2 Planned Amortization Class ("PAC") from
                              ContiMortgage Home Equity Loan Trust; Series
                              1997-5; NatWest Swap Agreement; MBIA Insurance
                              Policy.

CLASS A-2 PAC:                $675,000,000, 6.__% fixed rate PAC with a range of
                              125% to 175% PPC on the fixed rate loans and 28 to 38% CPR on the ARMs.

NATWEST SWAP AGMT.:           NatWest will make interest payments to the Class A
                              Certificateholders at a rate equal to one month
                              LIBOR plus 1_ bps based upon the actual balance of the Class A-2 PAC. NatWest will be entitled to receive the fixed rate coupon of the A-2 PAC based upon the actual balance of the Class A-2 PAC.

MBIA INSURANCE POLICY:        MBIA will issue an insurance policy guaranteeing
                              timely interest and ultimate principal payments to the holders of the Class A Certificates (the
                              "Grantor Trust Policy").

CLASS A DISTRIBUTIONS:        Class A Certificates are entitled to principal and
                              interest distributions on the Class A-2 PAC
                              Certificates (for details on the Class A-2 PAC distributions see the ContiMortgage Home Equity
                              Loan Trust 1997-5 term sheet).

                              INTEREST
                           1) Swapped from a fixed rate to a floating rate.

                              PRINCIPAL

                           1) Distributions of principal on the Class A
                              Certificates will reflect all principal
                              distributions on the Class A-2 PAC Certificates.

                       CONTIMORTGAGE GRANTOR TRUST 1997-A
                             SWAP STRUCTURE DIAGRAM

[GRAPHIC OMITTED]

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials


                             COLLATERAL DESCRIPTION

* Collateral statistics are based on a representative pool as of close of business November 17, 1997 (the "statistical calculation date"). The actual statistics may vary.

                                   ARM PORTFOLIO            FIXED RATE PORTFOLIO



TOTAL OUTSTANDING         $319,942,776.51            $818,133,381.71
BALANCE:

NUMBER OF LOANS:          3,351                      13,219


AVERAGE REMAINING         $95,476.81 (range:         $61,890.72 (range: $624.83-
BALANCE:                  $10,000.00 - $435,000.00)  $414,000.00)



INTEREST RATE INDEX:      * 18.42% 6-month LIBOR     * 100.00% fixed rate loans
                          * 69.12% 2/28 adjustment
                          * 12.47% 3/27 adjustment

AMORTIZATION              99.96% fully amortizing /  51.26% fully amortizing /
METHOD:                   0.04% balloons             48.74% balloons

WA GROSS COUPON:          10.330% (range: 6.500% -   11.094% (range: 7.190% -
                          16.500%)                   19.990%)

WA GROSS MARGIN /
WA LIFE CAP:              6.222% Margin / 16.558%    N/A
                          Cap

WA PERIODIC               1.052%                     N/A
INTEREST RATE CAPS:

WA MONTHS TO ROLL:        20.78 months               N/A

ORIGINAL WEIGHTED         359.76 months (range:      226.25 months (range:
AVERAGE TERM:             180-360 months)            60-360 months)

REMAINING WEIGHTED
AVERAGE  TERM:            358.37 months (range:      224.90 months (range:  52 -
                          178 - 360 months)          360 months)

SEASONING:                1.40 months (range:        1.35 months (range:  0 - 25
                          0 - 16)                    months)

LIEN POSITION:            100% first                 93.57% first / 6.43% second

ORIGINAL LTV RATIO:       79.15% (range: 9.00% -     73.56% (range:  5.00% -
                          100.00%)                   100.00%)

ORIGINAL CLTV RATIO:      N/A                        76.70% (range:  7.30% -
                                                     103.66%)

WA DEBT TO INCOME         39.00% (range:  3.00% -    37.95% (range:  2.00% -
RATIO:                    72.00%)                    94.00%)

CREDIT GRADE:             60.79% A, 24.19% B,        57.90% A, 23.26% B, 15.52%
                          12.58% C, 2.42% D          C, 3.28% D, 0.03 M

DOCUMENTATION:            79.08% full doc, 11.27%    82.31% full doc, 7.12%
                          no doc, 8.61% no income    FNMA, 6.16% no income
                          verification, 1.04% FNMA   verification, 4.38% no doc,
                                                     0.03% Mixed

PROPERTY TYPE:            88.76% single family,      89.11% single family, 6.58%
                          3.45% PUD, 5.44% 2-4       2-4 family, 1.24% PUD,
                          family, 2.35% other        3.07% other

OWNER OCCUPANCY:          96.10% owner occupied,     95.39% owner occupied,
                          3.90% investor owned       4.61% investor owned

LOAN PURPOSE:             47.40% debt consolidation  75.08% debt consolidation
                          and home improvement,      and home improvement, 9.29%
                          30.66% purchase, 21.94%    purchase, 15.62% other
                          other

GEOGRAPHIC                CA (15.11%), MI (13.15%),  MI (9.97%), OH (9.57%), IL
DISTRIBUTION:             FL (6.56%), WA (6.18%),    (8.90%), FL (7.16%), PA
                          OH (5.36%), with all       (6.30%), NC (6.28%), NJ
                          remaining states under     (5.77%), IN (5.52%), NY
                          5.00%                      (5.38%), with all remaining
                                                     states under 5.0%

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral


  RANGE OF                                           OUTSTANDING       PCT.
  OUTSTANDING                                         PRINCIPAL         OF
  PRINCIPAL BALANCE                     COUNT          BALANCE        TOTAL
  -----------------                     -----        ------------     -----
$   624.83  -  25,000.00                1,808       $34,948,665.57     4.27%
 25,000.01  -  50,000.00                4,552       170,783,503.58     20.87
 50,000.01  -  75,000.00                3,408       209,121,461.30     25.56
 75,000.01  - 100,000.00                1,604       139,099,085.59        17
100,000.01  - 125,000.00                  851        94,895,200.44      11.6
125,000.01  - 150,000.00                  475        64,759,290.35      7.92
150,000.01  - 175,000.00                  213        34,341,277.39       4.2
175,000.01  - 200,000.00                  121        22,657,983.62      2.77
200,000.01  - 225,000.00                   72        15,258,647.07      1.87
225,000.01  - 250,000.00                   38         9,046,443.38      1.11
250,000.01  - 275,000.00                   28         7,396,604.48       0.9
275,000.01  - 300,000.00                   20         5,776,024.79      0.71
300,000.01  - 325,000.00                    8         2,514,636.18      0.31
325,000.01  - 350,000.00                   10         3,418,554.32      0.42
350,000.01  - 375,000.00                    6         2,152,253.19      0.26
375,000.01  - 400,000.00                    3         1,144,750.46      0.14
400,000.01  - 414,000.00                    2           819,000.00       0.1
----------    ----------                    -           ----------       ---
                          Total:       13,219       818,133,381.71       100
                          ------       ------       --------------       ---
                  Min:          625
                  Max:      414,000
                  Average:   61,891

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral

                                                 OUTSTANDING        PCT.
                                                   PRINCIPAL          OF
RANGE OF COUPONS                   COUNT             BALANCE       TOTAL
---------------------------- ---------------  --------------  -----------
7.19  - 8                             65       $6,139,156.67       0.75%
8.01  - 9                            654       51,314,601.31        6.27
9.01  - 10                         2,305      171,654,391.07       20.98
10.01 - 11                         3,402      228,875,601.35       27.98
11.01 -12                          2,730      168,525,559.24        20.6
12.01 -13                          1,992      105,949,992.78       12.95
13.01 - 14                         1,125       50,364,354.97        6.16
14.01 - 15                           592       23,804,703.61        2.91
15.01 - 16                           179        6,447,275.27        0.79
16.01 - 17                           134        3,752,100.51        0.46
17.01 - 18                            37        1,127,181.49        0.14
18.01 - 19                             3          111,966.35        0.01
19.01 - 19.99                          1           66,497.09        0.01
---------------------------- --------------  ---------------  -----------
Total:                             13,219     $818,133,381.71         100
---------------------------- --------------  ---------------  -----------
Min: 7.19
Max:  19.99
WAC:   11.09


RANGE OF                                          OUTSTANDING        PCT.
REMAINING                                           PRINCIPAL          OF
TERMS TO MATURITY                   COUNT             BALANCE       TOTAL
---------------------------- --------------- ---------------  -----------
52  -  60 months                       44        1,065,565.82       0.13%
61  - 120                             512       14,870,601.49        1.82
121  - 180                          8,409      510,947,025.94       62.45
181  - 240                          1,897      109,365,128.87       13.37
241  - 300                             95        6,098,018.34        0.75
301  - 360                          2,262      175,787,041.25       21.49
---------------------------- --------------- ---------------  -----------
Total:                             13,219     $818,133,381.71         100
---------------------------- --------------- ---------------  -----------
Min:   52
Max:   360
Weighted Average:  225

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral

RANGE OF                                          OUTSTANDING        PCT.
ORIGINAL                                            PRINCIPAL          OF
TERMS TO MATURITY                   COUNT             BALANCE       TOTAL
---------------------------- ---------------- --------------  -----------
60  -  60 months                       44        1,065,565.82       0.13%
61  - 120                             512       14,870,601.49        1.82
121  - 180                          8,409      510,947,025.94       62.45
181  - 240                          1,897      109,365,128.87       13.37
241  - 300                             95        6,098,018.34        0.75
301  - 360                          2,262      175,787,041.25       21.49
---------------------------- ---------------- --------------  -----------
Total:                             13,219      818,133,381.71         100
---------------------------- ---------------- --------------  -----------
Min:  60
Max:   360
Weighted Average:  226



                                                  OUTSTANDING        PCT.
RANGE OF                                            PRINCIPAL          OF
SEASONING                           COUNT             BALANCE       TOTAL
---------------------------- --------------- ---------------  -----------
*=   0 months                       2,607      168,575,116.48      20.60%
1 - 12                             10,603      648,857,294.56       79.31
13  -  24                               8          620,398.95        0.08
25  -  25                               1           80,571.72        0.01
---------------------------- --------------- ------------     -----------
Total:                             13,219      818,133,381.71         100
---------------------------- --------------- ---------------  -----------
Min:  0
Max:   25
WEIGHTED AVERAGE:  1

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Fixed Rate Collateral

                                             OUTSTANDING       PCT.
RANGE OF                                     PRINCIPAL         OF
ORIGINAL LTV                      COUNT      BALANCE           TOTAL
---------------------  ------------------- ------------- -----------
5.00  - 5                            1        $11,341.14      0.00%
5.01  - 10                          86      1,574,671.19       0.19
10.01  - 15                        317      7,435,222.31       0.91
15.01  - 20                        395     11,122,143.45       1.36
20.01  - 25                        367     11,906,168.08       1.46
25.01  - 30                        323     10,824,614.11       1.32
30.01  - 35                        266      9,430,062.98       1.15
35.01  - 40                        238      8,846,231.67       1.08
40.01  - 45                        270     11,794,978.64       1.44
45.01  - 50                        406     14,898,623.57       1.82
50.01  - 55                        313     13,995,290.31       1.71
55.01  - 60                        546     25,903,511.57       3.17
60.01  - 65                        761     40,701,178.05       4.97
65.01  - 70                      1,082     62,418,419.06       7.63
70.01  - 75                      1,464     94,897,082.11       11.6
75.01  - 80                      3,127    219,989,239.25      26.89
80.01  - 85                      1,948    153,202,473.75      18.73
85.01  - 90                      1,305    118,761,790.04      14.52
90.01  - 95                          2        186,897.08       0.02
95.01  - 100                         2        233,443.35       0.03
---------------------  ----------------- --------------- -----------
Total:                          13,219    818,133,381.71        100
---------------------  ----------------- --------------- -----------
Min:  5
Max:   100
Weighted Average: 73.56

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Fixed Rate Collateral

                                                OUTSTANDING      PCT.
                                                  PRINCIPAL        OF
ORIGINAL CLTV                       COUNT           BALANCE     TOTAL
------------------------    --------------  ----------------- -----------
7.30  - 10                              5       $121,742.84      0.01%
10.01  - 15                            22        514,805.22      0.06
15.01  - 20                            44      1,315,511.78      0.16
20.01  - 25                            57      1,484,210.57      0.18
25.01  - 30                            99      2,528,731.84      0.31
30.01  - 35                           130      4,027,640.90      0.49
35.01  - 40                           177      6,060,558.77      0.74
40.01  - 45                           229      9,478,045.09      1.16
45.01  - 50                           420     15,046,743.30      1.84
50.01  - 55                           300     12,633,052.22      1.54
55.01  - 60                           574     26,605,436.84      3.25
60.01  - 65                           808     42,276,216.06      5.17
65.01  - 70                         1,190     65,230,537.96      7.97
70.01  - 75                         1,656    100,289,102.10     12.26
75.01  - 80                         3,592    236,291,391.09     28.88
80.01  - 85                         2,449    168,149,400.63     20.55
85.01  - 90                         1,429    123,612,015.40     15.11
90.01  - 95                            26      1,928,247.54      0.24
95.01  - 100                           11        448,242.86      0.05
100.01 - 103.66                         1         91,748.70      0.01
------------------                 ------   ---------------   --------
Total:                             13,219    818,133,381.71       100
------------------                 ------   ---------------   --------
Min: 7.3
Max: 103.66
Weighted Average:  76.7

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral

                                                    OUTSTANDING         PCT.
                                                      PRINCIPAL           OF
JUNIOR LIEN RATIO                   COUNT               BALANCE        TOTAL
----------------------------    -------------  ----------------    -----------
*= 0                               11,619       $765,511,223.11       93.57%
5.01 - 10                               9            128,828.87         0.02
10.01 - 15                            106          2,072,753.60         0.25
15.01 - 20                            250          5,785,566.94         0.71
20.01 - 25                            279          7,417,275.04         0.91
25.01 - 30                            245          7,689,233.96         0.94
30.01 - 35                            189          6,803,484.24         0.83
35.01 - 40                            159          5,845,688.97         0.71
40.01 - 45                            101          4,138,643.87         0.51
45.01 - 50                             57          2,349,445.72         0.29
50.01 - 55                             51          2,922,985.99         0.36
55.01 - 60                             30          1,214,798.81         0.15
60.01 - 65                             26          1,239,474.13         0.15
65.01 - 70                             29          1,281,347.54         0.16
70.01 - 75                             23          1,015,823.51         0.12
75.01 - 80                             20          1,018,277.81         0.12
80.01 - 85                             13            729,232.51         0.09
85.01 - 90                              5            331,644.88         0.04
90.01 - 95                              6            491,120.01         0.06
95.01 - 98.26                           2            146,532.20         0.02
---------------------------- ----------------     -------------    -----------
Total:                             13,219        818,133,381.71          100
---------------------------- ----------------     -------------    -----------
Min:   0.00
Max:  98.26
Weighted Average: 36.52*

* For Second Liens Only

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral

RANGE OF                                          OUTSTANDING        PCT.
DEBT TO INCOME                                      PRINCIPAL          OF
RATIO                               COUNT             BALANCE       TOTAL
---------------------------- -------------------------------  -----------
2.00  - 5                              18       $1,292,234.14       0.16%
5.01  - 10                             93        3,137,720.75        0.38
10.01  - 15                           357       15,027,606.23        1.84
15.01  - 20                           744       34,381,841.90         4.2
20.01  - 25                         1,191       61,430,836.30        7.51
25.01  - 30                         1,431       77,359,440.63        9.46
30.01  - 35                         1,786      104,559,469.78       12.78
35.01  - 40                         2,066      131,954,030.28       16.13
40.01  - 45                         2,314      155,959,656.85       19.06
45.01  - 50                         2,783      198,363,224.19       24.25
50.01  - 55                           404       32,036,925.68        3.92
55.01  - 60                            25        2,118,288.91        0.26
60.01  - 65                             3          268,675.68        0.03
65.01  - 70                             1          144,493.71        0.02
70.01  - 75                             2           62,936.68        0.01
90.01  - 94                             1           36,000.00           0
---------------------------- -------------------------------  -----------
TOTAL:                             13,219      818,133,381.71         100
---------------------------- -------------------------------  -----------
Min:   2.00
Max:   94.00
Weighted Average:  37.95
---------------------------- -------------------------------  -----------





                                                   OUTSTANDING       PCT.
                                                     PRINCIPAL         OF
DAYS DELINQUENT                     COUNT              BALANCE      TOTAL
----------------------------   -------------------------------   -----------
0                                  12,893       798,852,302.65      97.64
30                                    310        18,315,605.64       2.24
60                                     16           965,473.42       0.12
----------------------------   -------------------------------   -----------
Total:                             13,219       818,133,381.71        100
----------------------------   -------------------------------   -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Fixed Rate Collateral

                                                  OUTSTANDING        PCT.
                                                    PRINCIPAL          OF
PRODUCT TYPE                        COUNT             BALANCE       TOTAL
----------------------------   ------------------------------   -----------
05/30 Balloon                           1           77,329.98        0.01
12.5/30 Balloon                         1          123,250.00        0.02
15/20 Balloon                           6          277,227.86        0.03
15/25 Balloon                           1           86,574.24        0.01
15/30 Balloon                       5,775      398,128,529.71       48.66
20/30 Balloon                           1           44,837.82        0.01
Fixed                               7,434      419,395,632.10       51.26
----------------------------   ------------------------------   -----------
Total:                             13,219      818,133,381.71         100
----------------------------   ------------------------------   -----------




                                                  OUTSTANDING        PCT.
                                                    PRINCIPAL          OF
LIEN POSITION                       COUNT             BALANCE       TOTAL
----------------------------   -------------------------------  -----------
1st Lien                           11,619      765,511,223.11       93.57
2nd Lien                            1,600       52,622,158.60        6.43
----------------------------   -------------------------------  -----------
Total:                             13,219      818,133,381.71         100
----------------------------   -------------------------------  -----------




                                                  OUTSTANDING        PCT.
                                                    PRINCIPAL          OF
BALLOON                             COUNT             BALANCE       TOTAL
----------------------------  -------------------------------  -----------
Non-Balloon                         7,434      419,395,632.10       51.26
Balloon                             5,785      398,737,749.61       48.74
----------------------------  -------------------------------  -----------
Total:                             13,219      818,133,381.71         100
----------------------------  -------------------------------  -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Fixed Rate Collateral

                                                  OUTSTANDING        PCT.
PROPERTY                                            PRINCIPAL          OF
TYPE                               COUNT              BALANCE       TOTAL
-------------------------  ----------------------------------   -----------
2 Units                              557        38,337,728.87       4.69%
3-4 Units                            185        15,474,387.72        1.89
Condo High-Rise                       11           405,811.26        0.05
Condo Low-Rise                        88         4,688,993.56        0.57
Manufactured                         316        16,433,428.88        2.01
Housing
Mixed Use                             31         3,525,959.18        0.43
PUD                                  104        10,183,236.36        1.24
Single Family                        350        17,295,375.60        2.11
Attached
Single Family                     11,577       711,788,460.28          87
Detached
-------------------------  ----------------------------------   -----------
Total:                            13,219       818,133,381.71         100
-------------------------  ----------------------------------   -----------



                                                  OUTSTANDING        PCT.
                                                    PRINCIPAL          OF
LOAN PURPOSE                       COUNT              BALANCE       TOTAL
---------------------------  --------------------------------   -----------
Debt Consolidation                 9,712       597,211,361.17          73
Other                              2,148       127,824,695.21       15.62
Purchase                           1,029        76,009,708.55        9.29
Home Improvement                     273        13,866,544.58        1.69
Debt Con & HI Combo                   57         3,221,072.20        0.39
---------------------------  --------------------------------   -----------
Total:                            13,219       818,133,381.71         100
---------------------------  --------------------------------   -----------




                                                  OUTSTANDING        PCT.
OCCUPANCY                                           PRINCIPAL          OF
STATUS                              COUNT             BALANCE       TOTAL
----------------------------  -------------------------------  -----------
Non-owner                             775       37,732,980.51        4.61
Primary                            12,444      780,400,401.20       95.39
----------------------------  -------------------------------  -----------
Total:                             13,219      818,133,381.71         100
----------------------------  -------------------------------  -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral

                                         OUTSTANDING      PCT.
                                         PRINCIIPAL       OF
STATES                         COUNT     BALANCE          TOTAL

Alaska                             1       $25,000.00      0.00%
Arizona                          133     7,250,113.97      0.89
Arkansas                          37     1,702,474.03      0.21
California                       283    25,367,828.82       3.1
Colorado                         140    10,068,614.54      1.23
Connecticut                      110     9,490,071.77      1.16
Delaware                          34     2,361,539.03      0.29
District of Columbia              26     1,932,873.75      0.24
Florida                          986    58,544,260.46      7.16
Georgia                          378    23,506,921.46      2.87
Hawaii                            13     2,172,360.16      0.27
Idaho                             23     1,526,598.66      0.19
Illinois                       1,137    72,801,860.66       8.9
Indiana                          936    45,138,085.10      5.52
Iowa                              35     1,633,225.86       0.2
Kansas                            49     2,366,827.17      0.29
Kentucky                         276    15,281,055.66      1.87
Louisiana                        134     6,802,352.89      0.83
Maine                             16     1,213,564.95      0.15
Maryland                         313    21,966,258.69      2.68
Massachusetts                    255    21,907,573.88      2.68
Michigan                       1,582    81,530,526.36      9.97
Minnesota                        129     8,672,224.31      1.06
Mississippi                      105     5,321,988.91      0.65
Missouri                         305    15,027,270.91      1.84
Montana                            5       329,233.70      0.04
Nebraska                          43     1,957,903.47      0.24
Nevada                            48     3,874,050.72      0.47
New Hampshire                     37     3,299,259.12       0.4
New Jersey                       485    47,227,800.78      5.77
New Mexico                        98     5,156,922.38      0.63
New York                         533    44,000,091.79      5.38
North Carolina                   881    51,371,988.81      6.28
Ohio                           1,325    78,284,504.23      9.57
Oklahoma                          50     2,230,315.56      0.27
Oregon                            75     5,784,732.53      0.71
Pennsylvania                     888    51,507,967.68       6.3
Rhode Island                      79     6,085,307.74      0.74
South Carolina                   237    11,879,198.07      1.45
South Dakota                       1        32,700.00         0
Tennessee                        234    14,674,022.48      1.79
Texas                            138     8,824,505.05      1.08
Utah                              97     6,189,544.14      0.76
Vermont                            1        25,580.76         0
Virginia                         234    12,934,061.85      1.58
Washington                       101     7,841,250.78      0.96
West Virginia                     23     1,230,303.62      0.15
Wisconsin                        164     9,489,111.79      1.16
Wyoming                            6       291,552.66      0.04
----------------------------  ------   --------------     -----
Total:                        13,219   818,133,381.71       100
----------------------------  ------   --------------     -----

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Fixed Rate Collateral

                                                  OUTSTANDING        PCT.
                                                    PRINCIPAL          OF
DOCUMENTATION LEVEL                 COUNT             BALANCE       TOTAL
---------------------------- -------------------------------  -----------
Standard Documentation             11,156      673,441,337.54       82.31
FNMA Documentation                    837       58,252,666.72        7.12
Limited Documentation                 684       50,387,849.88        6.16
No Documentation                      540       35,794,018.52        4.38
Mixed Use                               2          257,509.05        0.03
---------------------------- -------------------------------  -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------------------------  -----------



                                                  OUTSTANDING        PCT.
                                                    PRINCIPAL          OF
CREDIT RATING                       COUNT             BALANCE       TOTAL
---------------------------- -------------------------------  -----------
A1                                    837      $58,252,666.72       7.12%
A2                                  5,326      360,744,240.45       44.09
A3                                    461       34,972,426.84        4.27
A4                                    253       19,818,829.32        2.42
B1                                  2,918      171,554,870.72       20.97
B3                                    131       10,002,770.36        1.22
B4                                    137        8,720,841.64        1.07
C1                                  2,285      116,362,134.08       14.22
C3                                     73        4,849,650.12        0.59
C4                                    116        5,788,355.18        0.71
D1                                    627       24,780,092.29        3.03
D3                                     19          563,002.56        0.07
D4                                     34        1,465,992.38        0.18
MU                                      2          257,509.05        0.03
---------------------------- -------------------------------  -----------
Total:                             13,219      818,133,381.71         100
---------------------------- -------------------------------  -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials


Adjustable Rate Collateral

RANGE OF                                           OUTSTANDING        PCT.
OUTSTANDING                                          PRINCIPAL          OF
PRINCIPAL BALANCE                     COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
$ 10,000.00  -  25,000.00                45        $980,351.00        0.31%
  25,000.01  -  50,000.00               587      23,200,873.85        7.25
  50,000.01  -  75,000.00               875      54,575,708.12       17.06
  75,000.01  - 100,000.00               655      57,453,522.20       17.96
 100,000.01  - 125,000.00               459      51,605,348.29       16.13
 125,000.01  - 150,000.00               299      40,633,778.82        12.7
 150,000.01  - 175,000.00               143      23,220,799.89        7.26
 175,000.01  - 200,000.00                98      18,313,525.33        5.72
 200,000.01  - 225,000.00                69      14,582,108.14        4.56
 225,000.01  - 250,000.00                30       7,196,254.42        2.25
 250,000.01  - 275,000.00                23       5,963,920.33        1.86
 275,000.01  - 300,000.00                25       7,209,795.76        2.25
 300,000.01  - 325,000.00                15       4,697,067.00        1.47
 325,000.01  - 350,000.00                14       4,728,899.88        1.48
 350,000.01  - 375,000.00                 3       1,113,886.35        0.35
 375,000.01  - 400,000.00                 6       2,340,247.40        0.73
 400,000.01  - 425,000.00                 2         826,041.78        0.26
 425,000.01  - 435,000.00                 3       1,300,647.95        0.41
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:  10,000
Max:  435,000
Average: 95,477
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials


Adjustable Rate Collateral


                                                   OUTSTANDING        PCT.
RANGE OF                                             PRINCIPAL          OF
CURRENT COUPONS                       COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
6.50  - 7                                 6         573,487.32       0.18%
7.01  - 8                                35       3,562,593.66        1.11
8.01  - 9                               279      31,682,103.72         9.9
9.01  - 10                              922      98,827,973.29       30.89
10.01  - 11                           1,213     115,384,741.60       36.06
11.01  - 12                             641      52,114,430.81       16.29
12.01  - 13                             161      11,850,175.42         3.7
13.01  - 14                              66       4,471,665.23         1.4
14.01  - 15                              25       1,348,179.01        0.42
15.01  - 16.0                             2          89,480.31        0.03
16.01  - 16.5                             1          37,946.14        0.01
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:  6.50
Max:   16.50
WAC:   10.33
----------------------------  -------------- ----------------- -----------


RANGE OF                                           OUTSTANDING        PCT.
ORIGINAL                                             PRINCIPAL          OF
TERMS TO MATURITY                     COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------

180 months                                6         316,116.43       0.10%
181  - 240                                2         162,801.62        0.05
301  - 360                            3,343     319,463,858.46       99.85
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:   180
Max:  360
Weighted Average:  360
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Adjustable Rate Collateral


RANGE OF                                  OUTSTANDING       PCT.
REMAINING                                   PRINCIPAL         OF
TERMS TO MATURITY             COUNT           BALANCE      TOTAL
---------------------------------------------------- -----------
178  - 180 months                 6        316,116.43      0.10%
181  - 240                        2        162,801.62       0.05
301  - 360                    3,343    319,463,858.46      99.85
---------------------------------------------------- -----------
Total:                        3,351    319,942,776.51        100
---------------------------------------------------- -----------
Min:   178
Max:  360
Weighted Average:  358
---------------------------------------------------- -----------



                                             OUTSTANDING        PCT.
RANGE OF                                       PRINCIPAL          OF
SEASONING                        COUNT           BALANCE       TOTAL
-------------------------------------------------------- -----------
0 months                           643     60,899,592.75      19.03%
1 - 12                           2,702    258,554,970.81       80.81
13  -  16                            6        488,212.95        0.15
-------------------------------------------------------- -----------
TOTAL:                           3,351    319,942,776.51         100
-------------------------------------------------------- -----------
Min: 0
Max:  16
Weighted Average:  1
-------------------------------------------------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Adjustable Rate Collateral

                                            OUTSTANDING         PCT.
RANGE OF                                      PRINCIPAL           OF
ORIGINAL LTV                     COUNT          BALANCE        TOTAL
-------------------------------------------------------------------
9.00  - 10                           1       $10,000.00        0.00%
10.01  - 15                          2        99,851.11         0.03
15.01  - 20                          1        19,991.79         0.01
20.01  - 25                          8       283,794.45         0.09
25.01  - 30                         10       855,880.36         0.27
30.01  - 35                          9       816,136.29         0.26
35.01  - 40                         12       750,706.83         0.23
40.01  - 45                         18     1,267,242.16          0.4
45.01  - 50                         48     3,248,254.85         1.02
50.01  - 55                         52     3,120,660.50         0.98
55.01  - 60                        100     6,782,256.35         2.12
60.01  - 65                        173    13,060,510.71         4.08
65.01  - 70                        298    23,305,622.19         7.28
70.01  - 75                        488    46,401,698.15         14.5
75.01  - 80                        917    90,771,290.97        28.37
80.01  - 85                        589    56,727,536.05        17.73
85.01  - 90                        622    72,086,962.69        22.53
90.01  - 95                          1       107,062.22         0.03
95.01  - 100                         2       227,318.84         0.07
-----------------------------------------------------------------------
Total:                           3,351   319,942,776.51          100
-----------------------------------------------------------------------
Min:   9.00
Max:   100.00
Weighted Average: 79.15
-----------------------------------------------------------------------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Adjustable Rate Collateral

RANGE OF                                           OUTSTANDING        PCT.
DEBT TO INCOME                                       PRINCIPAL          OF
RATIO                                 COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
3.00  - 5                                 9      $1,096,380.60       0.34%
5.01  - 10                               14       1,092,482.99        0.34
10.01  - 15                              74       4,537,670.78        1.42
15.01  - 20                             160      11,138,364.82        3.48
20.01  - 25                             226      17,930,010.25         5.6
25.01  - 30                             352      28,810,685.96           9
30.01  - 35                             419      37,122,336.85        11.6
35.01  - 40                             535      52,641,987.54       16.45
40.01  - 45                             665      68,962,494.89       21.55
45.01  - 50                             678      71,555,716.49       22.37
50.01  - 55                             194      22,073,074.76         6.9
55.01  - 60                              21       2,706,073.02        0.85
60.01  - 65                               2         140,436.58        0.04
65.01  - 70                               1          65,100.00        0.02
70.01  - 72                               1          69,960.98        0.02
----------------------------  -------------- -----------------------------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------
Min:   3.00
Max:  72.00
Weighted Average:   39
----------------------------  -------------- -----------------------------




                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
DAYS DELINQUENT                       COUNT            BALANCE       TOTAL
----------------------------  -------------- -----------------------------
0 Days                                3,236     309,064,981.60        96.6
30 Days                                 112      10,447,565.57        3.27
60 Days                                   3         430,229.34        0.13
----------------------------  -------------- -----------------------------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------



                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
INDEX TYPE                            COUNT            BALANCE       TOTAL
----------------------------  -------------- -----------------------------
6 Month LIBOR                         3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- -----------------------------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Adjustable Rate Collateral

                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
PRODUCT TYPE                           COUNT           BALANCE       TOTAL
----------------------------  --------------  ----------------- -----------
ARM - 2 Year/6 Month                   2,365    221,131,863.06       69.12
ARM - 3 Year/6 Month                     378     39,893,939.97       12.47
ARM - 6 Month                            606     58,803,067.24       18.38
ARM - Balloon                              2        113,906.24        0.04
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------


                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
LIEN POSITION                          COUNT           BALANCE       TOTAL
----------------------------  --------------  ----------------- -----------
1st Lien                               3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------


                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
BALLOON                                COUNT           BALANCE       TOTAL
----------------------------  --------------  ----------------- -----------
Balloon                                    2        113,906.24        0.04
Fully Amortizing                       3,349    319,828,870.27       99.96
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------


                                                   OUTSTANDING        PCT.
PROPERTY                                             PRINCIPAL          OF
TYPE                                   COUNT           BALANCE       TOTAL
----------------------------  --------------  ----------------- -----------
Single Family Detached                 2,943    280,980,855.17      87.82%
PUD                                       92     11,049,730.87        3.45
2 Units                                  112      9,799,358.02        3.06
3-4 Units                                 69      7,607,114.11        2.38
Condo Low-Rise                            49      3,990,345.40        1.25
Manufactured Housing                      44      3,135,341.99        0.98
Single Family Attached                    37      3,021,659.59        0.94
Condo High-Rise                            4        275,121.36        0.09
Mixed Use                                  1         83,250.00        0.03
----------------------------  --------------  ----------------- -----------
Total:                                 3,351    319,942,776.51         100
----------------------------  --------------  ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Adjustable Rate Collateral

                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
LOAN PURPOSE                          COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
Debt Consolidation                    1,587     146,525,667.88        45.8
Purchase                                996      98,093,118.23       30.66
Other                                   715      70,202,659.49       21.94
Debt Con & HI Combo                      25       2,674,959.49        0.84
Home Improvement                         28       2,446,371.42        0.76
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------



                                                   OUTSTANDING        PCT.
OCCUPANCY                                            PRINCIPAL          OF
STATUS                                COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
Primary                               3,170     307,449,122.88        96.1
Non-owner                               181      12,493,653.63         3.9
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------



                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
DOCUMENTATION LEVEL                   COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
Standard Documentation                2,756     253,004,244.95       79.08
No Documentation                        341      36,053,706.85       11.27
Limited Documentation                   224      27,545,636.09        8.61
FNMA Documentation                       30       3,339,188.62        1.04
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                            Computational Materials

Adjustable Rate Collateral

                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
STATES                                COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
Arizona                                 140     $11,541,275.09       3.61%
Arkansas                                  4         462,436.31        0.14
California                              363      48,336,081.77       15.11
Colorado                                119      13,716,149.27        4.29
Connecticut                              51       4,565,839.04        1.43
Delaware                                  6         582,715.88        0.18
District of Columbia                      5         562,235.68        0.18
Florida                                 222      20,984,159.52        6.56
Georgia                                  61       6,111,451.26        1.91
Hawaii                                   12       2,487,715.47        0.78
Idaho                                    37       3,027,070.75        0.95
Illinois                                162      14,855,823.96        4.64
Indiana                                  91       5,886,503.85        1.84
Iowa                                     15         863,464.49        0.27
Kansas                                   21       1,596,714.97         0.5
Kentucky                                 36       2,972,514.97        0.93
Louisiana                                26       2,347,037.62        0.73
Maine                                     4         639,456.32         0.2
Maryland                                 37       3,130,359.27        0.98
Massachusetts                            59       7,014,530.88        2.19
Michigan                                493      42,066,800.04       13.15
Minnesota                                63       4,237,061.90        1.32
Mississippi                               4         220,371.33        0.07
Missouri                                 67       5,390,897.54        1.68
Montana                                  12       1,320,726.72        0.41
Nebraska                                  6         541,046.11        0.17
Nevada                                   42       4,913,236.58        1.54
New Hampshire                             7         736,834.25        0.23
New Jersey                               31       3,687,781.61        1.15
New Mexico                               41       3,264,287.39        1.02
New York                                 21       2,231,761.36         0.7
North Carolina                           62       4,966,750.63        1.55
Ohio                                    239      17,135,346.14        5.36
Oklahoma                                 21       1,587,048.48         0.5
Oregon                                   68       6,908,094.93        2.16
Pennsylvania                             92       7,625,505.45        2.38
Rhode Island                             29       2,728,685.63        0.85
South Carolina                           20       1,911,096.67         0.6
South Dakota                              3         298,236.58        0.09
Tennessee                                23       1,893,041.86        0.59
Texas                                   154      15,091,334.57        4.72
Utah                                    127      14,022,913.18        4.38
Virginia                                 26       2,267,895.59        0.71
Washington                              184      19,771,881.99        6.18
West Virginia                            12       1,014,894.49        0.32
Wisconsin                                29       2,132,136.07        0.67
Wyoming                                   4         293,573.05        0.09
--------------------------            -----     --------------       ------
Total:                                3,351     319,942,776.51         100
--------------------------            -----     --------------       ------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Adjustable Rate Collateral

                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
CREDIT RATING                         COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
A1                                       30      $3,339,188.62       1.04%
A2                                    1,428     147,091,675.15       45.97
A3                                      151      19,171,309.95        5.99
A4                                      215      24,930,129.82        7.79
B1                                      754      64,601,855.70       20.19
B3                                       48       6,251,640.21        1.95
B4                                       65       6,559,330.33        2.05
C1                                      475      35,745,777.01       11.17
C3                                       19       1,683,655.74        0.53
C4                                       37       2,827,648.63        0.88
D1                                       99       5,564,937.09        1.74
D3                                        6         439,030.19        0.14
D4                                       24       1,736,598.07        0.54
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------



                                                   OUTSTANDING        PCT.
RANGE OF                                             PRINCIPAL          OF
MARGINS                               COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
2.50  - 5                               201      21,451,213.54       6.70%
5.01  - 10                            3,143     297,907,717.28       93.11
10.01  - 11.1                             7         583,845.69        0.18
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:   2.50
Max:   11.10
Weighted Average:   6.22
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Adjustable Rate Collateral

INITIAL                                            OUTSTANDING        PCT.
PERIODIC                                             PRINCIPAL          OF
CAP                                   COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
1.00%                                   595     $57,817,106.93      18.07%
1.5                                     163      15,923,355.00        4.98
2                                        55       4,811,028.06         1.5
2.88                                      1         111,951.76        0.03
3                                     2,509     238,515,345.53       74.55
6                                        18       1,664,779.32        0.52
7                                        10       1,099,209.91        0.34
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:   1.00
Max:   7.00
Weighted Average:  2.58
----------------------------  -------------- ----------------- -----------



                                                   OUTSTANDING        PCT.
PERIODIC                                             PRINCIPAL          OF
RATE CAP                              COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
1.00%                                 3,051    $290,542,945.24      90.81%
1.5                                     285      28,198,891.29        8.81
2                                         1          41,984.69        0.01
3                                        13       1,101,597.68        0.34
6                                         1          57,357.61        0.02
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min: 1.00
Max: 6.00
Weighted Average: 1.05
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Adjustable Rate Collateral

                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
MAXIMUM RATE                          COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
12.5 - 13                                 4         307,388.66       0.10%
13.01 - 14                               25       2,594,610.48        0.81
14.01 - 15                              186      21,357,910.71        6.68
15.01 - 16                              810      88,615,708.45        27.7
16.01 - 17                            1,195     114,619,909.01       35.83
17.01 - 18                              756      64,277,851.58       20.09
18.01 - 19                              237      18,329,986.47        5.73
19.01 - 20                               98       7,558,361.55        2.36
20.01 - 21                               32       1,952,388.31        0.61
21.01 - 22                                6         260,940.66        0.08
22.01 - 23                                1          29,774.49        0.01
23.01 - 23.5                              1          37,946.14        0.01
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min:  12.50
Max: 23.50
Weighted Average: 16.56
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Adjustable Rate Collateral



                                                   OUTSTANDING        PCT.
                                                     PRINCIPAL          OF
MINIMUM RATE                          COUNT            BALANCE       TOTAL
----------------------------  -------------- ----------------- -----------
6.5 - 7.00%                               6         573,487.32       0.18%
7.01 - 8                                 35       3,562,593.66        1.11
8.01 - 9                                284      32,273,677.11       10.09
9.01 - 10                               913      97,545,927.10       30.49
10.01 - 11                            1,206     114,529,744.33        35.8
11.01 - 12                              639      51,921,075.18       16.23
12.01 - 13                              164      12,060,976.60        3.77
13.01 - 14                               63       4,333,645.42        1.35
14.01 - 15                               34       2,679,793.05        0.84
15.01 - 16                                5         381,910.60        0.12
16.01 - 17                                2          79,946.14        0.02
----------------------------  -------------- ----------------- -----------
Total:                                3,351     319,942,776.51         100
----------------------------  -------------- ----------------- -----------
Min.6.50
Max:  16.50
Weighted Average: 10.35
----------------------------  -------------- ----------------- -----------

                   CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5
                             Computational Materials

Adjustable Rate Collateral

NEXT RATE                                                OUTSTANDING        PCT.
ADJUSTMENT                                                 PRINCIPAL          OF
DATE                                COUNT                    BALANCE       TOTAL
------------------------------------------         ----------------- -----------
1998-01                                42              $4,125,112.99       1.29%
1998-02                                75               6,944,568.95        2.17
1998-03                               196              19,747,023.07        6.17
1998-04                               200              19,228,304.80        6.01
1998-05                                78               7,270,905.60        2.27
1998-06                                10                 799,569.54        0.25
1998-11                                 5                 687,582.29        0.21
1999-01                                 1                 161,060.72        0.05
1999-02                                 2                 323,526.19         0.1
1999-03                                 1                 171,339.45        0.05
1999-04                                 3                 188,678.37        0.06
1999-05                                 3                 324,289.52         0.1
1999-06                                21               2,537,460.46        0.79
1999-07                                60               4,908,442.32        1.53
1999-08                               176              15,658,022.83        4.89
1999-09                               711              64,542,378.79       20.17
1999-10                               979              93,947,648.16       29.36
1999-11                               407              38,181,252.49       11.93
1999-12                                 3                 301,670.00        0.09
2000-03                                 1                 249,541.11        0.08
2000-05                                 1                  69,204.58        0.02
2000-06                                 1                  60,297.09        0.02
2000-07                                 5                 493,653.71        0.15
2000-08                                19               1,630,339.53        0.51
2000-09                               100              10,596,260.18        3.31
2000-10                               165              16,975,604.77        5.31
2000-11                                86               9,819,039.00        3.07
--------------------------------------------------------------------------------
Total:                              3,351             319,942,776.51         100
--------------------------------------------------------------------------------
Min (in months): 2
Max:  36
Weighted Average:  20.78
--------------------------------------------------------------------------------

              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-1
                           PRICE-MEY SENSIVITY REPORT


Settlement                                                       12/23/97
Next Payment                                                     01/15/98
Class Balance                                                $103,340,000
Dated Date                                                       12/23/97
Accrued Days                                                            0
Cleanup Call                                                           0%
Pricing Speed (FRMs/Arms)                           130% Base PPC/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC         100% PPC          130% PPC     140% PPC       160% PPC          200% PPC
Price/ARM             15% CPR       20% CPR          25% CPR           30% CPR      32% CPR        36% CPR           48% CPR
============================================================================================================================
 99-24                   6.549%        6.712%          6.874%            7.031%        7.099%         7.189%           7.464%
 99-24+                  6.509%        6.662%          6.814%            6.960%        7.025%         7.108%           7.367%
 99-25                   6.469%        6.611%          6.753%            6.890%        6.950%         7.028%           7.269%
 99-25+                  6.428%        6.561%          6.693%            6.820%        6.875%         6.948%           7.172%
 99-26                   6.388%        6.510%          6.632%            6.749%        6.801%         6.868%           7.074%
 99-26+                  6.348%        6.460%          6.571%            6.679%        6.726%         6.787%           6.977%
 99-27                   6.308%        6.410%          6.511%            6.609%        6.651%         6.707%           6.879%
 99-27+                  6.268%        6.359%          6.450%            6.538%        6.577%         6.627%           6.782%
 99-28                   6.227%        6.309%          6.390%            6.468%        6.502%         6.547%           6.684%
 99-28+                  6.187%        6.259%          6.329%            6.398%        6.428%         6.467%           6.587%
 99-29                   6.147%        6.208%          6.269%            6.327%        6.353%         6.387%           6.490%
 99-29+                  6.107%        6.158%          6.208%            6.257%        6.279%         6.307%           6.392%
 99-30                   6.067%        6.107%          6.148%            6.187%        6.204%         6.226%           6.295%
 99-30+                  6.027%        6.057%          6.087%            6.117%        6.130%         6.146%           6.198%
 99-31                   5.986%        6.007%          6.027%            6.047%        6.055%         6.066%           6.101%
 99-31+                  5.946%        5.957%          5.967%            5.976%        5.981%         5.986%           6.003%
100-00                   5.906%        5.906%          5.906%            5.906%        5.906%         5.906%           5.906%
100-00+                  5.866%        5.856%          5.846%            5.836%        5.832%         5.826%           5.809%
100-01                   5.826%        5.806%          5.785%            5.766%        5.757%         5.746%           5.712%
100-01+                  5.786%        5.755%          5.725%            5.696%        5.683%         5.666%           5.615%
100-02                   5.746%        5.705%          5.665%            5.626%        5.609%         5.586%           5.518%
100-02+                  5.706%        5.655%          5.604%            5.556%        5.534%         5.506%           5.421%
100-03                   5.666%        5.605%          5.544%            5.486%        5.460%         5.427%           5.324%
100-03+                  5.626%        5.555%          5.484%            5.416%        5.386%         5.347%           5.227%
100-04                   5.586%        5.504%          5.424%            5.346%        5.311%         5.267%           5.130%
100-04+                  5.546%        5.454%          5.363%            5.276%        5.237%         5.187%           5.033%
100-05                   5.506%        5.404%          5.303%            5.206%        5.163%         5.107%           4.936%
100-05+                  5.466%        5.354%          5.243%            5.136%        5.089%         5.027%           4.839%
100-06                   5.426%        5.304%          5.183%            5.066%        5.014%         4.948%           4.742%
100-06+                  5.386%        5.254%          5.122%            4.996%        4.940%         4.868%           4.645%
100-07                   5.346%        5.203%          5.062%            4.926%        4.866%         4.788%           4.548%
100-07+                  5.306%        5.153%          5.002%            4.856%        4.792%         4.708%           4.451%
100-08                   5.266%        5.103%          4.942%            4.786%        4.718%         4.629%           4.355%
===========================================================================================================================
WAL (yr)                  0.39          0.31            0.26              0.22          0.21           0.19             0.16
First Prin Pay        01/15/98      01/15/98        01/15/98          01/15/98      01/15/98       01/15/98         01/15/98
Last Prin Pay         08/15/98      07/15/98        06/15/98          05/15/98      05/15/98       04/15/98         03/15/98
MDUR (yr)               0.38          0.30            0.25              0.21          0.20           0.19             0.15


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.

             CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-2
                           PRICE-DM SENSIVITY REPORT


Settlement                                                       12/23/97
Next Payment                                                     01/15/98
Class Balance                                                $675,000,000
Dated Date                                                       12/23/97
Pass-Thru Margin                                                    0.17%
Accrued Days                                                            0
Cleanup Call                                                          10%
Pricing Speed (FRMs/Arms)                           130% Base PPC/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM             50% PPC       75% PPC      100% PPC      130% PPC     140% PPC        160% PPC       200% PPC
Price/ARM            15% CPR       20% CPR       25% CPR       30% CPR      32% CPR         36% CPR        48% CPR
==================================================================================================================
  99-24              0.260%         0.291%       0.321%        0.348%        0.348%          0.348%        0.367%
  99-24+             0.254%         0.283%       0.312%        0.336%        0.336%          0.336%        0.354%
  99-25              0.249%         0.275%       0.302%        0.325%        0.325%          0.325%        0.342%
  99-25+             0.243%         0.268%       0.293%        0.314%        0.314%          0.314%        0.330%
  99-26              0.237%         0.260%       0.283%        0.303%        0.303%          0.303%        0.318%
  99-26+             0.232%         0.253%       0.274%        0.292%        0.292%          0.292%        0.305%
  99-27              0.226%         0.245%       0.264%        0.281%        0.281%          0.281%        0.293%
  99-27+             0.220%         0.238%       0.255%        0.270%        0.270%          0.270%        0.281%
  99-28              0.215%         0.230%       0.245%        0.259%        0.259%          0.259%        0.268%
  99-28+             0.209%         0.223%       0.236%        0.248%        0.248%          0.248%        0.256%
  99-29              0.204%         0.215%       0.227%        0.237%        0.237%          0.237%        0.244%
  99-29+             0.198%         0.208%       0.217%        0.225%        0.225%          0.225%        0.231%
  99-30              0.192%         0.200%       0.208%        0.214%        0.214%          0.214%        0.219%
  99-30+             0.187%         0.193%       0.198%        0.203%        0.203%          0.203%        0.207%
  99-31              0.181%         0.185%       0.189%        0.192%        0.192%          0.192%        0.195%
  99-31+             0.176%         0.178%       0.179%        0.181%        0.181%          0.181%        0.182%
 100-00              0.170%         0.170%       0.170%        0.170%        0.170%          0.170%        0.170%
 100-00+             0.164%         0.162%       0.161%        0.159%        0.159%          0.159%        0.158%
 100-01              0.159%         0.155%       0.151%        0.148%        0.148%          0.148%        0.145%
 100-01+             0.153%         0.147%       0.142%        0.137%        0.137%          0.137%        0.133%
 100-02              0.148%         0.140%       0.132%        0.126%        0.126%          0.126%        0.121%
 100-02+             0.142%         0.132%       0.123%        0.115%        0.115%          0.115%        0.109%
 100-03              0.136%         0.125%       0.114%        0.104%        0.104%          0.104%        0.096%
 100-03+             0.131%         0.117%       0.104%        0.092%        0.092%          0.092%        0.084%
 100-04              0.125%         0.110%       0.095%        0.081%        0.081%          0.081%        0.072%
 100-04+             0.120%         0.102%       0.085%        0.070%        0.070%          0.070%        0.060%
 100-05              0.114%         0.095%       0.076%        0.059%        0.059%          0.059%        0.047%
 100-05+             0.108%         0.087%       0.066%        0.048%        0.048%          0.048%        0.035%
 100-06              0.103%         0.080%       0.057%        0.037%        0.037%          0.037%        0.023%
 100-06+             0.097%         0.072%       0.048%        0.026%        0.026%          0.026%        0.011%
 100-07              0.092%         0.065%       0.038%        0.015%        0.015%          0.015%       -0.002%
 100-07+             0.086%         0.057%       0.029%        0.004%        0.004%          0.004%       -0.014%
 100-08              0.081%         0.050%       0.019%       -0.007%       -0.007%         -0.007%       -0.026%
==================================================================================================================
WAL (yr)              3.10           2.24         1.75          1.47          1.47            1.47          1.32
First Prin Pay    08/15/98       07/15/98     06/15/98      05/15/98      05/15/98        05/15/98      05/15/98
Last Prin Pay     04/15/04       06/15/02     06/15/01      10/15/00      10/15/00        10/15/00      05/15/00
MDUR (yr)             2.68           2.00         1.59          1.35          1.35            1.35          1.22


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.

             CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-3
                           PRICE-YIELD SENSIVITY REPORT


Settlement                                                       12/23/97
Class Balance                                                 $63,000,000
Cut-off Date                                                     12/16/97
Bond Coupon                                                         6.40%
Next Payment Date                                                01/15/98
Accrued Interest Days                                                   7
Pricing Speed (Fixed/Arms)                           130% Base PPC/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-24                6.486          6.486         6.487           6.487          6.487       6.487            6.487
 99-24+               6.483          6.483         6.482           6.481          6.481       6.481            6.480
 99-25                6.480          6.479         6.477           6.475          6.475       6.475            6.473
 99-25+               6.477          6.475         6.472           6.469          6.469       6.469            6.466
 99-26                6.475          6.471         6.467           6.464          6.464       6.464            6.459
 99-26+               6.472          6.467         6.462           6.458          6.458       6.458            6.452
 99-27                6.469          6.463         6.457           6.452          6.452       6.452            6.445
 99-27+               6.466          6.459         6.452           6.446          6.446       6.446            6.438
 99-28                6.463          6.455         6.447           6.441          6.441       6.441            6.431
 99-28+               6.460          6.451         6.442           6.435          6.435       6.435            6.424
 99-29                6.457          6.447         6.438           6.429          6.429       6.429            6.417
 99-29+               6.454          6.444         6.433           6.423          6.423       6.423            6.410
 99-30                6.451          6.440         6.428           6.418          6.418       6.418            6.404
 99-30+               6.448          6.436         6.423           6.412          6.412       6.412            6.397
 99-31                6.445          6.432         6.418           6.406          6.406       6.406            6.390
 99-31+               6.442          6.428         6.413           6.401          6.401       6.401            6.383
100-00                6.439          6.424         6.408           6.395          6.395       6.395            6.376
100-00+               6.436          6.420         6.403           6.389          6.389       6.389            6.369
100-01                6.433          6.416         6.398           6.383          6.383       6.383            6.362
100-01+               6.430          6.412         6.394           6.378          6.378       6.378            6.355
100-02                6.428          6.409         6.389           6.372          6.372       6.372            6.348
100-02+               6.425          6.405         6.384           6.366          6.366       6.366            6.341
100-03                6.422          6.401         6.379           6.360          6.360       6.360            6.334
100-03+               6.419          6.397         6.374           6.355          6.355       6.355            6.327
100-04                6.416          6.393         6.369           6.349          6.349       6.349            6.321
100-04+               6.413          6.389         6.364           6.343          6.343       6.343            6.314
100-05                6.410          6.385         6.359           6.338          6.338       6.338            6.307
100-05+               6.407          6.381         6.354           6.332          6.332       6.332            6.300
100-06                6.404          6.377         6.350           6.326          6.326       6.326            6.293
100-06+               6.401          6.374         6.345           6.320          6.320       6.320            6.286
100-07                6.398          6.370         6.340           6.315          6.315       6.315            6.279
100-07+               6.395          6.366         6.335           6.309          6.309       6.309            6.272
100-08                6.392          6.362         6.330           6.303          6.303       6.303            6.265
=====================================================================================================================
WAL (yr)               6.73           4.79          3.68            3.08           3.08        3.08             2.51
First Prin Pay     04/15/04       06/15/02      06/15/01        10/15/00       10/15/00    10/15/00         05/15/00
Last Prin Pay      02/15/05       02/15/03      11/15/01        05/15/01       05/15/01    05/15/01         08/15/00
MDUR (yr)              5.32           4.01          3.19            2.72           2.72        2.72             2.25


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.

             CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-4
                           PRICE-YIELD SENSIVITY REPORT


Settlement                                                       12/23/97
Class Balance                                                $140,000,000
Cut-off Date                                                     12/16/97
Bond Coupon                                                         6.58%
Next Payment Date                                                01/15/98
Accrued Interest Days                                                   7
Pricing Speed (Fixed/Arms)                         130% Base Ramp/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-23+               6.673          6.673          6.674         6.674           6.674       6.674            6.675
 99-24                6.670          6.670          6.670         6.669           6.669       6.669            6.669
 99-24+               6.668          6.667          6.665         6.665           6.665       6.665            6.664
 99-25                6.665          6.663          6.661         6.660           6.660       6.660            6.658
 99-25+               6.663          6.660          6.657         6.656           6.656       6.656            6.653
 99-26                6.660          6.657          6.653         6.651           6.651       6.651            6.647
 99-26+               6.657          6.653          6.649         6.647           6.647       6.647            6.641
 99-27                6.655          6.650          6.645         6.642           6.642       6.642            6.636
 99-27+               6.652          6.647          6.641         6.637           6.637       6.637            6.630
 99-28                6.650          6.644          6.637         6.633           6.633       6.633            6.625
 99-28+               6.647          6.640          6.633         6.628           6.628       6.628            6.619
 99-29                6.645          6.637          6.629         6.624           6.624       6.624            6.614
 99-29+               6.642          6.634          6.625         6.619           6.619       6.619            6.608
 99-30                6.640          6.631          6.621         6.615           6.615       6.615            6.603
 99-30+               6.637          6.627          6.617         6.610           6.610       6.610            6.597
 99-31                6.635          6.624          6.613         6.605           6.605       6.605            6.592
 99-31+               6.632          6.621          6.608         6.601           6.601       6.601            6.586
100-00                6.630          6.618          6.604         6.596           6.596       6.596            6.581
100-00+               6.627          6.614          6.600         6.592           6.592       6.592            6.575
100-01                6.625          6.611          6.596         6.587           6.587       6.587            6.570
100-01+               6.622          6.608          6.592         6.583           6.583       6.583            6.564
100-02                6.620          6.604          6.588         6.578           6.578       6.578            6.559
100-02+               6.617          6.601          6.584         6.573           6.573       6.573            6.553
100-03                6.615          6.598          6.580         6.569           6.569       6.569            6.548
100-03+               6.612          6.595          6.576         6.564           6.564       6.564            6.542
100-04                6.610          6.591          6.572         6.560           6.560       6.560            6.537
100-04+               6.607          6.588          6.568         6.555           6.555       6.555            6.531
100-05                6.605          6.585          6.564         6.551           6.551       6.551            6.526
100-05+               6.602          6.582          6.560         6.546           6.546       6.546            6.520
100-06                6.600          6.578          6.556         6.542           6.542       6.542            6.515
100-06+               6.597          6.575          6.552         6.537           6.537       6.537            6.509
100-07                6.595          6.572          6.548         6.533           6.533       6.533            6.504
100-07+               6.592          6.569          6.543         6.528           6.528       6.528            6.499
=====================================================================================================================
WAL (yr)               8.33           5.95           4.57          4.01            4.01        4.01             3.24
First Prin Pay     02/15/05       02/15/03       11/15/01      05/15/01        05/15/01    01/15/01         08/15/01
Last Prin Pay      07/15/07       11/15/04       04/15/03      10/15/02        10/15/02    10/15/02         12/15/01
MDUR (yr)              6.23           4.78           3.84          3.42            3.42        3.42             2.84


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.


             CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-5
                           PRICE-YIELD SENSIVITY REPORT


Settlement                                                       12/23/97
Class Balance                                                 $40,000,000
Cut-off Date                                                     12/16/97
Bond Coupon                                                         6.63%
Next Payment Date                                                01/15/98
Accrued Interest Days                                                   7
Pricing Speed (Fixed/Arms)                         130% Base Ramp/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-22+               6.728          6.729          6.731         6.732           6.732       6.732            6.733
 99-23                6.726          6.727          6.728         6.728           6.728       6.728            6.729
 99-23+               6.723          6.724          6.724         6.724           6.724       6.724            6.725
 99-24                6.721          6.721          6.721         6.721           6.721       6.721            6.720
 99-24+               6.719          6.718          6.717         6.717           6.717       6.717            6.716
 99-25                6.717          6.715          6.714         6.713           6.713       6.713            6.712
 99-25+               6.715          6.713          6.710         6.709           6.709       6.709            6.707
 99-26                6.712          6.710          6.707         6.706           6.706       6.706            6.703
 99-26+               6.710          6.707          6.703         6.702           6.702       6.702            6.698
 99-27                6.708          6.704          6.700         6.698           6.698       6.698            6.694
 99-27+               6.706          6.701          6.696         6.695           6.695       6.695            6.690
 99-28                6.704          6.699          6.693         6.691           6.691       6.691            6.685
 99-28+               6.702          6.696          6.689         6.687           6.687       6.687            6.681
 99-29                6.699          6.693          6.686         6.683           6.683       6.683            6.677
 99-29+               6.697          6.690          6.682         6.680           6.680       6.680            6.672
 99-30                6.695          6.687          6.679         6.676           6.676       6.676            6.668
 99-30+               6.693          6.684          6.676         6.672           6.672       6.672            6.664
 99-31                6.691          6.682          6.672         6.669           6.669       6.669            6.659
 99-31+               6.688          6.679          6.669         6.665           6.665       6.665            6.655
100-00                6.686          6.676          6.665         6.661           6.661       6.661            6.651
100-00+               6.684          6.673          6.662         6.657           6.657       6.657            6.646
100-01                6.682          6.670          6.658         6.654           6.654       6.654            6.642
100-01+               6.680          6.668          6.655         6.650           6.650       6.650            6.638
100-02                6.677          6.665          6.651         6.646           6.646       6.646            6.633
100-02+               6.675          6.662          6.648         6.643           6.643       6.643            6.629
100-03                6.673          6.659          6.644         6.639           6.639       6.639            6.625
100-03+               6.671          6.656          6.641         6.635           6.635       6.635            6.620
100-04                6.669          6.654          6.637         6.631           6.631       6.631            6.616
100-04+               6.666          6.651          6.634         6.628           6.628       6.628            6.612
100-05                6.664          6.648          6.630         6.624           6.624       6.624            6.607
100-05+               6.662          6.645          6.627         6.620           6.620       6.620            6.603
100-06                6.660          6.642          6.624         6.617           6.617       6.617            6.598
100-06+               6.658          6.640          6.620         6.613           6.613       6.613            6.594
=====================================================================================================================
WAL (yr)              10.01           7.20           5.53          5.10            5.10        5.10             4.23
First Prin Pay     07/15/07       11/15/04       04/15/03      10/15/02        10/15/02    10/15/02         12/15/01
Last Prin Pay      06/15/08       07/15/05       10/15/03      06/15/03        06/15/03    06/15/03         07/15/02
MDUR (yr)              7.12           5.56           4.50          4.20            4.20        4.20             3.59


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.


             CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-6
                           PRICE-YIELD SENSIVITY REPORT


Settlement                                                       12/23/97
Class Balance                                                $115,540,000
Cut-off Date                                                     12/16/97
Bond Coupon                                                         6.97%
Next Payment Date                                                01/15/98
Accrued Interest Days                                                   7
Pricing Speed (Fixed/Arms)                         130% Base Ramp/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months

Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-24                6.967          6.967          6.966         6.966           6.966       6.966            6.966
 99-24+               6.965          6.964          6.963         6.963           6.963       6.963            6.962
 99-25                6.963          6.962          6.961         6.960           6.960       6.960            6.959
 99-25+               6.961          6.959          6.958         6.958           6.958       6.958            6.956
 99-26                6.959          6.957          6.955         6.955           6.955       6.955            6.953
 99-26+               6.957          6.954          6.952         6.952           6.952       6.952            6.949
 99-27                6.955          6.952          6.949         6.949           6.949       6.949            6.946
 99-27+               6.953          6.949          6.947         6.946           6.946       6.946            6.943
 99-28                6.951          6.947          6.944         6.944           6.944       6.944            6.940
 99-28+               6.949          6.944          6.941         6.941           6.941       6.941            6.936
 99-29                6.947          6.942          6.938         6.938           6.938       6.938            6.933
 99-29+               6.945          6.939          6.935         6.935           6.935       6.935            6.930
 99-30                6.943          6.937          6.933         6.932           6.932       6.932            6.927
 99-30+               6.941          6.935          6.930         6.929           6.929       6.929            6.923
 99-31                6.939          6.932          6.927         6.927           6.927       6.927            6.920
 99-31+               6.937          6.930          6.924         6.924           6.924       6.924            6.917
100-00                6.935          6.927          6.921         6.921           6.921       6.921            6.914
100-00+               6.933          6.925          6.919         6.918           6.918       6.918            6.910
100-01                6.931          6.922          6.916         6.915           6.915       6.915            6.907
100-01+               6.929          6.920          6.913         6.913           6.913       6.913            6.904
100-02                6.927          6.917          6.910         6.910           6.910       6.910            6.901
100-02+               6.926          6.915          6.907         6.907           6.907       6.907            6.897
100-03                6.924          6.912          6.905         6.904           6.904       6.904            6.894
100-03+               6.922          6.910          6.902         6.901           6.901       6.901            6.891
100-04                6.920          6.908          6.899         6.898           6.898       6.898            6.888
100-04+               6.918          6.905          6.896         6.896           6.896       6.896            6.884
100-05                6.916          6.903          6.893         6.893           6.893       6.893            6.881
100-05+               6.914          6.900          6.891         6.890           6.890       6.890            6.878
100-06                6.912          6.898          6.888         6.887           6.887       6.887            6.875
100-06+               6.910          6.895          6.885         6.884           6.884       6.884            6.871
100-07                6.908          6.893          6.882         6.882           6.882       6.882            6.868
100-07+               6.906          6.890          6.879         6.879           6.879       6.879            6.865
100-08                6.904          6.888          6.877         6.876           6.876       6.876            6.862
=====================================================================================================================
WAL (yr)              11.93           8.71           7.37          7.31            7.31        7.31             6.09
First Prin Pay     06/15/08       07/15/05       10/15/03      06/15/03        06/15/03    06/15/03         07/15/02
Last Prin Pay      07/15/11       09/15/09       09/15/09      09/15/09        09/15/09    09/15/09         11/15/07
MDUR (yr)              7.90           6.36           5.58          5.54            5.54        5.54             4.80


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.



              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-7
                            PRICE-DM SENSIVITY REPORT


Settlement                                                       12/23/97
Next Payment                                                     01/15/98
Class Balance                                                $130,000,000
Dated Date                                                       12/23/97
Pass-Thru Margin                                                    0.20%
Accrued Days                                                            0
Cleanup Call                                                          10%
Pricing Speed (FRMs/ARMs)                                130% PPC/30% CPR
100% PPC                                        4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-24                0.305%         0.341%         0.376%        0.407%          0.407%      0.407%           0.424%
 99-24+               0.299%         0.332%         0.365%        0.394%          0.394%      0.394%           0.410%
 99-25                0.292%         0.324%         0.354%        0.381%          0.381%      0.381%           0.396%
 99-25+               0.285%         0.315%         0.343%        0.368%          0.368%      0.368%           0.382%
 99-26                0.279%         0.306%         0.332%        0.355%          0.355%      0.355%           0.368%
 99-26+               0.272%         0.297%         0.321%        0.342%          0.342%      0.342%           0.354%
 99-27                0.266%         0.288%         0.310%        0.329%          0.329%      0.329%           0.340%
 99-27+               0.259%         0.279%         0.299%        0.316%          0.316%      0.316%           0.326%
 99-28                0.253%         0.271%         0.288%        0.303%          0.303%      0.303%           0.312%
 99-28+               0.246%         0.262%         0.277%        0.290%          0.290%      0.290%           0.298%
 99-29                0.239%         0.253%         0.266%        0.277%          0.277%      0.277%           0.284%
 99-29+               0.233%         0.244%         0.255%        0.264%          0.264%      0.264%           0.270%
 99-30                0.226%         0.235%         0.244%        0.252%          0.252%      0.252%           0.256%
 99-30+               0.220%         0.226%         0.233%        0.239%          0.239%      0.239%           0.242%
 99-31                0.213%         0.218%         0.222%        0.226%          0.226%      0.226%           0.228%
 99-31+               0.207%         0.209%         0.211%        0.213%          0.213%      0.213%           0.214%
100-00                0.200%         0.200%         0.200%        0.200%          0.200%      0.200%           0.200%
100-00+               0.193%         0.191%         0.189%        0.187%          0.187%      0.187%           0.186%
100-01                0.187%         0.182%         0.178%        0.174%          0.174%      0.174%           0.172%
100-01+               0.180%         0.174%         0.167%        0.161%          0.161%      0.161%           0.158%
100-02                0.174%         0.165%         0.156%        0.148%          0.148%      0.148%           0.144%
100-02+               0.167%         0.156%         0.145%        0.136%          0.136%      0.136%           0.130%
100-03                0.161%         0.147%         0.134%        0.123%          0.123%      0.123%           0.116%
100-03+               0.154%         0.138%         0.123%        0.110%          0.110%      0.110%           0.102%
100-04                0.148%         0.130%         0.112%        0.097%          0.097%      0.097%           0.088%
100-04+               0.141%         0.121%         0.101%        0.084%          0.084%      0.084%           0.075%
100-05                0.134%         0.112%         0.090%        0.071%          0.071%      0.071%           0.061%
100-05+               0.128%         0.103%         0.079%        0.058%          0.058%      0.058%           0.047%
100-06                0.121%         0.094%         0.068%        0.045%          0.045%      0.045%           0.033%
100-06+               0.115%         0.086%         0.057%        0.033%          0.033%      0.033%           0.019%
100-07                0.108%         0.077%         0.046%        0.020%          0.020%      0.020%           0.005%
100-07+               0.102%         0.068%         0.035%        0.007%          0.007%      0.007%           0.009%
100-08                0.095%         0.059%         0.024%        0.006%          0.006%      0.006%           0.023%
=====================================================================================================================
WAL (yr)               2.60            1.88           1.48          1.25           1.25        1.25             1.15
First Prin Pay     08/15/98        07/15/98       06/15/98      05/15/98       05/15/98    05/15/98         05/15/98
Last Prin Pay      12/15/02        07/15/01       09/15/00      04/15/00       04/15/00    04/15/00         11/15/99
MDUR (yr)              2.29            1.70           1.36          1.16           1.16        1.16             1.08


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.



              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-8
                            PRICE-DM SENSIVITY REPORT


Settlement                                                       12/23/97
Next Payment                                                     01/15/98
Class Balance                                                $109,520,000
Dated Date                                                       12/23/97
Pass-Thru Margin                                                    0.30%
Accrued Days                                                            0
Cleanup Call                                                          10%
Pricing Speed (FRMs/ARMs)                                130% PPC/30% CPR
100% PPC                                        4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-24                0.338%         0.350%         0.360%        0.367%          0.368%      0.370%           0.385%
 99-24+               0.336%         0.346%         0.357%        0.363%          0.364%      0.366%           0.380%
 99-25                0.334%         0.343%         0.353%        0.359%          0.359%      0.361%           0.374%
 99-25+               0.331%         0.340%         0.349%        0.355%          0.355%      0.357%           0.369%
 99-26                0.329%         0.337%         0.345%        0.350%          0.351%      0.352%           0.364%
 99-26+               0.326%         0.334%         0.342%        0.346%          0.347%      0.348%           0.358%
 99-27                0.324%         0.331%         0.338%        0.342%          0.342%      0.344%           0.353%
 99-27+               0.322%         0.328%         0.334%        0.338%          0.338%      0.339%           0.348%
 99-28                0.319%         0.325%         0.330%        0.334%          0.334%      0.335%           0.343%
 99-28+               0.317%         0.322%         0.326%        0.329%          0.330%      0.331%           0.337%
 99-29                0.314%         0.319%         0.323%        0.325%          0.325%      0.326%           0.332%
 99-29+               0.312%         0.315%         0.319%        0.321%          0.321%      0.322%           0.327%
 99-30                0.310%         0.312%         0.315%        0.317%          0.317%      0.317%           0.321%
 99-30+               0.307%         0.309%         0.311%        0.313%          0.313%      0.313%           0.316%
 99-31                0.305%         0.306%         0.308%        0.308%          0.308%      0.309%           0.311%
 99-31+               0.302%         0.303%         0.304%        0.304%          0.304%      0.304%           0.305%
100-00                0.300%         0.300%         0.300%        0.300%          0.300%      0.300%           0.300%
100-00+               0.298%         0.297%         0.296%        0.296%          0.296%      0.296%           0.295%
100-01                0.295%         0.294%         0.292%        0.292%          0.292%      0.291%           0.289%
100-01+               0.293%         0.291%         0.289%        0.287%          0.287%      0.287%           0.284%
100-02                0.290%         0.288%         0.285%        0.283%          0.283%      0.283%           0.279%
100-02+               0.288%         0.285%         0.281%        0.279%          0.279%      0.278%           0.273%
100-03                0.286%         0.281%         0.277%        0.275%          0.275%      0.274%           0.268%
100-03+               0.283%         0.278%         0.274%        0.271%          0.270%      0.269%           0.263%
100-04                0.281%         0.275%         0.270%        0.266%          0.266%      0.265%           0.258%
100-04+               0.278%         0.272%         0.266%        0.262%          0.262%      0.261%           0.252%
100-05                0.276%         0.269%         0.262%        0.258%          0.258%      0.256%           0.247%
100-05+               0.274%         0.266%         0.259%        0.254%          0.253%      0.252%           0.242%
100-06                0.271%         0.263%         0.255%        0.250%          0.249%      0.248%           0.236%
100-06+               0.269%         0.260%         0.251%        0.246%          0.245%      0.243%           0.231%
100-07                0.267%         0.257%         0.247%        0.241%          0.241%      0.239%           0.226%
100-07+               0.264%         0.254%         0.244%        0.237%          0.237%      0.235%           0.220%
100-08                0.262%         0.251%         0.240%        0.233%          0.232%      0.230%           0.215%
=====================================================================================================================
WAL (yr)               8.48           6.10           4.83          4.27            4.21        4.06             3.24
First Prin Pay     12/15/02       07/15/01       09/15/00      04/15/00        04/15/00    04/15/00         11/15/99
Last Prin Pay      07/15/11       09/15/09       04/15/07      03/15/05        09/15/04    10/15/03         05/15/02
MDUR (yr)              6.27           4.85           3.98          3.58            3.54        3.44             2.83


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.



              CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-9
                            PRICE-DM SENSIVITY REPORT


Settlement                                                       12/23/97
Next Payment                                                     01/15/98
Class Balance                                                 $35,605,000
Dated Date                                                       12/23/97
Pass-Thru Margin                                                    0.25%
Accrued Days                                                            0
Cleanup Call                                                          10%
Pricing Speed (FRMs/ARMs)                                130% PPC/30% CPR
100% PPC                                        4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-24                0.277%         0.283%         0.295%        0.459%          0.730%      0.950%           1.102%
 99-24+               0.275%         0.281%         0.292%        0.446%          0.700%      0.906%           1.048%
 99-25                0.273%         0.279%         0.289%        0.433%          0.670%      0.862%           0.995%
 99-25+               0.272%         0.277%         0.286%        0.420%          0.640%      0.818%           0.942%
 99-26                0.270%         0.275%         0.284%        0.406%          0.610%      0.775%           0.889%
 99-26+               0.268%         0.273%         0.281%        0.393%          0.580%      0.731%           0.835%
 99-27                0.267%         0.271%         0.278%        0.380%          0.550%      0.687%           0.782%
 99-27+               0.265%         0.269%         0.275%        0.367%          0.520%      0.643%           0.729%
 99-28                0.263%         0.267%         0.272%        0.354%          0.490%      0.600%           0.676%
 99-28+               0.262%         0.264%         0.270%        0.341%          0.460%      0.556%           0.622%
 99-29                0.260%         0.262%         0.267%        0.328%          0.430%      0.512%           0.569%
 99-29+               0.258%         0.260%         0.264%        0.315%          0.400%      0.468%           0.516%
 99-30                0.257%         0.258%         0.261%        0.302%          0.370%      0.425%           0.463%
 99-30+               0.255%         0.256%         0.258%        0.289%          0.340%      0.381%           0.409%
 99-31                0.253%         0.254%         0.256%        0.276%          0.310%      0.337%           0.356%
 99-31+               0.252%         0.252%         0.253%        0.263%          0.280%      0.294%           0.303%
100-00                0.250%         0.250%         0.250%        0.250%          0.250%      0.250%           0.250%
100-00+               0.248%         0.248%         0.247%        0.237%          0.220%      0.206%           0.197%
100-01                0.247%         0.246%         0.244%        0.224%          0.190%      0.163%           0.144%
100-01+               0.245%         0.244%         0.242%        0.211%          0.160%      0.119%           0.091%
100-02                0.243%         0.242%         0.239%        0.198%          0.130%      0.075%           0.037%
100-02+               0.242%         0.240%         0.236%        0.185%          0.100%      0.032%           0.016%
100-03                0.240%         0.238%         0.233%        0.172%          0.071%      0.012%           0.069%
100-03+               0.238%         0.236%         0.230%        0.159%          0.041%      0.056%           0.122%
100-04                0.237%         0.233%         0.228%        0.146%          0.011%      0.099%           0.175%
100-04+               0.235%         0.231%         0.225%        0.133%          0.019%      0.143%           0.228%
100-05                0.233%         0.229%         0.222%        0.120%          0.049%      0.186%           0.281%
100-05+               0.232%         0.227%         0.219%        0.107%          0.079%      0.230%           0.334%
100-06                0.230%         0.225%         0.216%        0.094%          0.109%      0.273%           0.387%
100-06+               0.229%         0.223%         0.214%        0.081%          0.139%      0.317%           0.440%
100-07                0.227%         0.221%         0.211%        0.068%          0.168%      0.361%           0.493%
100-07+               0.225%         0.219%         0.208%        0.055%          0.198%      0.404%           0.546%
100-08                0.224%         0.217%         0.205%        0.042%          0.228%      0.448%           0.599%
=====================================================================================================================
WAL (yr)              14.08          10.10           6.78          1.25            0.53        0.36             0.30
First Prin Pay     07/15/11       08/15/07       04/15/04      05/15/98        05/15/98    04/15/98         03/15/98
Last Prin Pay      07/15/12       07/15/08       04/15/05      01/15/01        10/15/98    05/15/98         04/15/98
MDUR (yr)              9.07           7.26           5.36          1.15            0.50        0.35             0.28


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.



               CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS B
                         PRICE YIELD SENSITIVITY REPORT

Settlement                                                       12/23/97
Class Balance                                                 $53,120,000
Cut-off Date                                                     12/16/97
Bond Coupon                                                         7.62%
Next Payment Date                                                01/15/98
Accrued Interest Days                                                   7
Pricing Speed (Fixed/Arms)                         130% Base Ramp/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 99-23+               7.738          7.737          7.736         7.735           7.734       7.733            7.732
 99-24                7.736          7.734          7.733         7.731           7.730       7.729            7.727
 99-24+               7.733          7.731          7.729         7.727           7.726       7.724            7.722
 99-25                7.731          7.729          7.726         7.723           7.722       7.720            7.717
 99-25+               7.729          7.726          7.723         7.719           7.718       7.715            7.711
 99-26                7.727          7.723          7.720         7.715           7.713       7.711            7.706
 99-26+               7.724          7.721          7.716         7.711           7.709       7.706            7.701
 99-27                7.722          7.718          7.713         7.707           7.705       7.702            7.696
 99-27+               7.720          7.715          7.710         7.703           7.701       7.697            7.691
 99-28                7.718          7.713          7.707         7.699           7.697       7.693            7.686
 99-28+               7.716          7.710          7.703         7.695           7.693       7.688            7.680
 99-29                7.713          7.707          7.700         7.691           7.689       7.684            7.675
 99-29+               7.711          7.705          7.697         7.687           7.684       7.679            7.670
 99-30                7.709          7.702          7.694         7.684           7.680       7.674            7.665
 99-30+               7.707          7.699          7.690         7.680           7.676       7.670            7.660
 99-31                7.705          7.697          7.687         7.676           7.672       7.665            7.654
 99-31+               7.702          7.694          7.684         7.672           7.668       7.661            7.649
100-00                7.700          7.691          7.681         7.668           7.664       7.656            7.644
100-00+               7.698          7.688          7.677         7.664           7.660       7.652            7.639
100-01                7.696          7.686          7.674         7.660           7.656       7.647            7.634
100-01+               7.693          7.683          7.671         7.656           7.651       7.643            7.629
100-02                7.691          7.680          7.668         7.652           7.647       7.638            7.623
100-02+               7.689          7.678          7.664         7.648           7.643       7.634            7.618
100-03                7.687          7.675          7.661         7.644           7.639       7.629            7.613
100-03+               7.685          7.672          7.658         7.641           7.635       7.625            7.608
100-04                7.682          7.670          7.655         7.637           7.631       7.620            7.603
100-04+               7.680          7.667          7.651         7.633           7.627       7.616            7.598
100-05                7.678          7.664          7.648         7.629           7.623       7.611            7.592
100-05+               7.676          7.662          7.645         7.625           7.618       7.607            7.587
100-06                7.674          7.659          7.642         7.621           7.614       7.602            7.582
100-06+               7.671          7.656          7.638         7.617           7.610       7.598            7.577
100-07                7.669          7.654          7.635         7.613           7.606       7.593            7.572
100-07+               7.667          7.651          7.632         7.609           7.602       7.589            7.567
=====================================================================================================================
WAL (yr)              10.95           8.31           6.42          5.05            4.72        4.21             3.57
First Prin Pay     12/15/03       03/15/02       04/15/01      01/15/01        01/15/01    01/15/01          01/15/01
Last Prin Pay      07/15/13       10/15/12       09/15/09      02/15/07        06/15/06    05/15/05          07/15/03
MDUR (yr)              7.05           5.81           4.81          3.99            3.78        3.45              3.02


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.



            CONTIMORTGAGE HOME EQUITY LOAN TRUST 1997-5 CLASS A-11I0
                         PRICE YIELD SENSITIVITY REPORT

Settlement                                                       12/23/97
Class Balance                                                $155,540,000
Cut-off Date                                                     12/16/97
Bond Coupon                                                        25.00%
Next Payment Date                                                   6.50%
Accrued Interest Days                                                   7
Pricing Speed (Fixed/Arms)                         130% Base Ramp/30% CPR
100% Base PPC                                   4%-20% CPR over 12 Months


Flat/FRM              50% PPC       75% PPC      100% PPC        130% PPC     140% PPC       160% PPC        200% PPC
Price/ARM             15% CPR       20% CPR       25% CPR         30% CPR      32% CPR        36% CPR         48% CPR
=====================================================================================================================
 16-19_1/4            9.320          9.320          9.320         9.320           9.320       9.320            9.320
 16-19_3/4            9.142          9.142          9.142         9.142           9.142       9.142            9.142
 16-20_1/4            8.965          8.965          8.965         8.965           8.965       8.965            8.965
 16-20_3/4            8.788          8.788          8.788         8.788           8.788       8.788            8.788
 16-21_1/4            8.612          8.612          8.612         8.612           8.612       8.612            8.612
 16-21_3/4            8.436          8.436          8.436         8.436           8.436       8.436            8.436
 16-22_1/4            8.260          8.260          8.260         8.260           8.260       8.260            8.260
 16-22_3/4            8.085          8.085          8.085         8.085           8.085       8.085            8.085
 16-23_1/4            7.910          7.910          7.910         7.910           7.910       7.910            7.910
 16-23_3/4            7.736          7.736          7.736         7.736           7.736       7.736            7.736
 16-24_1/4            7.562          7.562          7.562         7.562           7.562       7.562            7.562
 16-24_3/4            7.388          7.388          7.388         7.388           7.388       7.388            7.388
 16-25_1/4            7.215          7.215          7.215         7.215           7.215       7.215            7.215
 16-25_3/4            7.042          7.042          7.042         7.042           7.042       7.042            7.042
 16-26_1/4            6.869          6.869          6.869         6.869           6.869       6.869            6.869
 16-26_3/4            6.697          6.697          6.697         6.697           6.697       6.697            6.697
 16-27_1/4            6.526          6.526          6.526         6.526           6.526       6.526            6.526
 16-27_3/4            6.354          6.354          6.354         6.354           6.354       6.354            6.354
 16-28_1/4            6.183          6.183          6.183         6.183           6.183       6.183            6.183
 16-28_3/4            6.013          6.013          6.013         6.013           6.013       6.013            6.013
 16-29_1/4            5.842          5.842          5.842         5.842           5.842       5.842            5.842
 16-29_3/4            5.673          5.673          5.673         5.673           5.673       5.673            5.673
 16-30_1/4            5.503          5.503          5.503         5.503           5.503       5.503            5.503
 16-30_3/4            5.334          5.334          5.334         5.334           5.334       5.334            5.334
 16-31_1/4            5.165          5.165          5.165         5.165           5.165       5.165            5.165
 16-31_3/4            4.997          4.997          4.997         4.997           4.997       4.997            4.997
 17-00_1/4            4.829          4.829          4.829         4.829           4.829       4.829            4.829
 17-00_3/4            4.662          4.662          4.662         4.662           4.662       4.662            4.662
 17-01_1/4            4.494          4.494          4.494         4.494           4.494       4.494            4.494
 17-01_3/4            4.327          4.327          4.327         4.327           4.327       4.327            4.327
 17-02_1/4            4.161          4.161          4.161         4.161           4.161       4.161            4.161
 17-02_3/4            3.995          3.995          3.995         3.995           3.995       3.995            3.995
 17-03_1/4            3.829          3.829          3.829         3.829           3.829       3.829            3.829
=====================================================================================================================
MDUR (yr)              0.53           0.53           0.53          0.53            0.53        0.53             0.53


                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
             Maturity and Last Principal Dates may be distorted by
                        the use of collateral pool WAMs.


                                        These Computational Materials should be
                                        accompanied by a one page disclaimer
                                        which must be read in its entirety by
                                        the addressee of this communication. If
                                        such disclaimer is not attached hereto,
                                        please contact Greenwich Capital
                                        Markets, Inc.
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